UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21852

COLUMBIA FUNDS SERIES TRUST II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 671-1947

Date of fiscal year end: November 30

Date of reporting period: May 31, 2012

Item 1. Reports to Stockholders.

Semiannual Report May 31, 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Columbia AMT-Free Tax-Exempt Bond Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Performance Overview

(Unaudited)

Performance Summary

>	For the six-month period that ended May 31, 2012, Columbia AMT-Free Tax-Exempt Bond Fund (the fund) Class A shares returned 7.80% excluding sales charge.

>	The Fund outperformed its benchmark, the Barclays Municipal Bond Index, which rose 5.75% for the same period.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	11/24/76
Excluding Sales Charges		7.80	13.44	5.50	4.78
Including Sales Charges		2.69	7.92	4.48	4.27
Class B	03/20/95
Excluding Sales Charges		7.39	12.58	4.70	3.99
Including Sales Charges		2.39	7.58	4.37	3.99
Class C	06/26/00
Excluding Sales Charges		7.39	12.59	4.65	3.99
Including Sales Charges		6.39	11.59	4.65	3.99
Class Z*	09/27/10	7.95	13.75	5.53	4.80
Barclays Municipal Bond Index		5.75	10.40	5.87	5.40

Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio Overview

(Unaudited)

Top Ten States (%) (at May 31, 2012)
California	19.5
Illinois	14.3
Minnesota	5.7
Washington	5.5
New York	5.4
Wisconsin	4.5
Louisiana	4.1
Texas	3.7
Kentucky	3.6
Florida	3.3

Percentages	indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.” Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Quality Breakdown (%) (at May 31, 2012)
A rating	38.3
AAA rating	22.2
BBB rating	29.2
Non-investment grade	3.8
Not rated	6.5

Percentages indicated are based upon total fixed income securities (excluding Investments of Cash Collateral Received for Securities on Loan and money market funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from AAA (highest) to D (lowest), and are subject to change. The ratings shown are determined by using the middle rating of Moody’s, S&P, and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used. When a bond is not rated by one of these agencies, it is designated as Not rated. Credit ratings are subjective opinions and not statements of fact.

Portfolio Management

Catherine Stienstra

Semiannual Report 2012	3

Columbia AMT-Free Tax-Exempt Bond Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,078.00	1,021.00	4.16	4.04	0.80
Class B	1,000.00	1,000.00	1,073.90	1,017.25	8.04	7.82	1.55
Class C	1,000.00	1,000.00	1,073.90	1,017.25	8.04	7.82	1.55
Class Z	1,000.00	1,000.00	1,079.50	1,022.25	2.86	2.78	0.55

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments

May 31, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.7%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Alabama 0.4%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	1,500,000	1,480,785

Selma Industrial Development Board Revenue Bonds Gulf Opportunity Zone-International Paper Series 2010
05/01/34	5.800%	1,100,000	1,193,929

Total			2,674,714

Alaska 1.0%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011
10/01/32	7.500%	3,665,000	3,913,011
10/01/41	7.750%	2,000,000	2,143,740

Total			6,056,751

Arizona 1.3%
Arizona Health Facilities Authority Revenue Bonds Banner Health Series 2008D
01/01/32	5.375%	1,900,000	2,071,152

Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B
06/01/35	5.000%	2,225,000	2,462,675

Queen Creek Improvement District No. 1 Special Assessment Bonds Series 2006
01/01/19	5.000%	755,000	756,910
01/01/20	5.000%	580,000	581,328
01/01/21	5.000%	1,000,000	1,002,120

University Medical Center Corp. Revenue Bonds Series 2009
07/01/39	6.500%	1,000,000	1,142,910

Total			8,017,095

California 19.3%
Anaheim Public Financing Authority Revenue Bonds Series 2007 (NPFGC)
02/01/33	4.750%	1,655,000	1,760,142

California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008
10/01/38	6.500%	55,000	73,220

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Revenue Bonds Providence Health & Services Series 2008C
10/01/28	6.250%	500,000	591,805

California State Public Works Board Refunding Revenue Bonds Various University of California Projects Series 1993A
06/01/14	5.500%	3,830,000	3,990,362

Revenue Bonds Judicial Council Projects Series 2011D
12/01/28	5.000%	2,880,000	3,141,446
12/01/31	5.000%	5,000,000	5,400,150

Various Capital Projects Series 2012A 04/01/37	5.000%	650,000	688,812

California State University Revenue Bonds Systemwide Series 2009A 11/01/29	5.250%	3,000,000	3,408,690

California Statewide Communities Development Authority Refunding Revenue Bonds University of California Irvine East Campus Apartments Series 2006
05/15/38	5.000%	2,500,000	2,528,525

Revenue Bonds Kaiser Permanente Series 2012A 04/01/42	5.000%	5,000,000	5,402,950

Fremont Union High School District Unlimited General Obligation Bonds Election of 2008 Series 2008
08/01/30	4.750%	1,075,000	1,170,675

Golden State Tobacco Securitization Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003A-1
06/01/39	6.750%	750,000	798,030

Lakeside Union School District San Diego County Unlimited General Obligation Bonds Series 2009
08/01/33	5.000%	1,250,000	1,397,263

Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I
07/01/24	5.000%	1,900,000	2,219,314
07/01/29	5.000%	1,200,000	1,351,284

Poway Unified School District Special Tax Bonds Community Facilities District No. 6 4S Ranch Series 2012(a)
09/01/36	5.000%	600,000	622,380

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	5

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Rowland Water District Certificate of Participation Recycled Water Project Series 2008
12/01/39	6.250%	1,500,000	1,712,220

San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A
05/15/34	5.250%	1,500,000	1,707,405

San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08/01/31	6.500%	500,000	544,040

San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	6,000,000	5,231,820

Santee Community Development Commission Tax Allocation Bonds Santee Community Redevelopment Project Series 2011A
08/01/41	7.000%	2,000,000	2,273,840

State of California Unlimited General Obligation Bonds Series 2010
11/01/30	5.250%	1,000,000	1,132,050

Various Purpose Series 2005 06/01/35	4.750%	7,500,000	7,693,800

Series 2007 12/01/32	5.000%	2,000,000	2,180,240
06/01/37	5.000%	1,235,000	1,291,612
12/01/37	5.000%	3,000,000	3,149,820

Series 2009 04/01/31	5.750%	15,000,000	17,500,500

Series 2010 03/01/30	5.250%	1,000,000	1,151,530
03/01/33	6.000%	5,625,000	6,775,256

Series 2011 09/01/41	5.000%	10,000,000	10,726,200

Series 2012 04/01/35	5.250%	4,500,000	5,046,705

Unlimited General Obligation Refunding Bonds Series 2007
08/01/30	4.500%	5,550,000	5,860,245

Series 2012 02/01/38	5.000%	5,135,000	5,538,765

Various Purpose Series 2008 04/01/38	5.000%	3,000,000	3,152,970

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Unrefunded Unlimited General Obligation Bonds Series 2004
04/01/29	5.300%	2,000	2,106

West Covina Community Development Commission Refunding Special Tax Bonds Fashion Plaza Series 1996
09/01/17	6.000%	4,125,000	4,563,653

Total			121,779,825

Colorado 2.7%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007
12/01/22	4.950%	790,000	635,579
12/01/26	5.000%	395,000	293,821

Colorado Health Facilities Authority Revenue Bonds Evangelical Lutheran Series 2005
06/01/23	5.250%	500,000	532,955

Prerefunded 06/01/14 Revenue Bonds Series 2009A
06/01/38	6.125%	2,750,000	3,060,777

E-470 Public Highway Authority Revenue Bonds Series 2010C
09/01/26	5.375%	10,325,000	11,043,930

North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007
12/15/27	5.500%	735,000	719,962
12/15/37	5.500%	820,000	771,833

Total			17,058,857

District of Columbia 0.3%
District of Columbia Water & Sewer Authority Refunding Revenue Bonds Subordinated Lien Series 2008A
10/01/29	5.000%	1,515,000	1,703,405

Florida 3.2%
Brevard County Health Facilities Authority Revenue Bonds Health First, Inc. Project Series 2005
04/01/34	5.000%	5,685,000	5,832,014

Broward County School Board Prerefunded 07/01/13 Certificate of Participation Series 2003 (NPFGC)
07/01/24	5.000%	3,000,000	3,152,730

Florida Municipal Loan Council Revenue Bonds Capital Appreciation Series 2000A (NPFGC)(b)
04/01/20	0.000%	4,360,000	3,244,799

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G
11/15/32	5.125%	105,000	125,286

Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006C
11/15/36	5.250%	50,000	59,934

Orange County Health Facilities Authority Refunding Revenue Bonds Mayflower Retirement Center Series 2012
06/01/36	5.000%	250,000	248,272

Palm Beach County Health Facilities Authority Revenue Bonds ACTS Retirement-Life Communities Series 2010
11/15/33	5.500%	7,000,000	7,497,770

Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/14	5.000%	215,000	218,285

Total			20,379,090

Georgia 2.9%
Cherokee County Water & Sewer Authority Unrefunded Revenue Bonds Series 1995 (NPFGC)
08/01/25	5.200%	2,665,000	3,200,692

DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/40	6.125%	6,250,000	6,911,250

Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A
02/15/45	5.500%	7,500,000	8,213,175

Total			18,325,117

Hawaii 0.4%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	1,500,000	1,602,735

Series 2010B 07/01/30	5.625%	280,000	306,496
07/01/40	5.750%	370,000	405,498

Total			2,314,729

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Illinois 14.2%
Chicago Board of Education Unlimited General Obligation Bonds Series 2011A
12/01/41	5.000%	5,000,000	5,449,750

City of Chicago O’Hare International Airport Revenue Bonds Third Lien Series 2011A
01/01/39	5.750%	1,820,000	2,111,036

City of Chicago Waterworks Refunding Revenue Bonds Series 2012
11/01/31	5.000%	2,000,000	2,303,320

City of Chicago Revenue Bonds Asphalt Operating Services- Recovery Zone Facility Series 2010
12/01/18	6.125%	1,000,000	1,064,500

Illinois Finance Authority
Prerefunded 07/01/13 Revenue Bonds University of Chicago Series 2003A
07/01/25	5.250%	6,770,000	7,132,940

Refunding Revenue Bonds Augustana College Series 2003A
10/01/22	5.625%	2,500,000	2,513,650

Swedish Covenant Series 2010A 08/15/38	6.000%	2,475,000	2,741,458

Revenue Bonds Northwestern Memorial Hospital Series 2009A
08/15/30	5.750%	3,000,000	3,476,100

Riverside Health System Series 2009 11/15/35	6.250%	1,000,000	1,146,570

Rush University Medical Center Series 2009C
11/01/39	6.625%	2,150,000	2,634,094

Sherman Health System Series 2007A 08/01/37	5.500%	7,700,000	7,950,635

Silver Cross & Medical Centers Series 2009
08/15/38	6.875%	10,700,000	11,941,414

Illinois Finance Authority(b) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity
04/15/20	0.000%	13,745,000	11,745,515

Illinois Finance Authority(d)(e) Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
11/15/12	5.500%	500,000	5

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	7

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Metropolitan Pier & Exposition Authority Revenue Bonds McCormick Place Expansion Series 2002A (NPFGC)
06/15/42	5.250%	4,000,000	4,052,520

Metropolitan Pier & Exposition Authority(b) Revenue Bonds Capital Appreciation Series 1993A Escrowed to Maturity (FGIC)
06/15/21	0.000%	1,870,000	1,542,002

Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/28	6.000%	5,000,000	5,737,400

State of Illinois Unlimited General Obligation Bonds 1st Series 2001 (AGM)
05/01/26	5.250%	8,500,000	8,507,140

Series 2012 03/01/34	5.000%	2,000,000	2,140,020

Series 2012A 01/01/21	4.000%	5,000,000	5,248,200

Total			89,438,269

Indiana 1.9%
Indiana Finance Authority Improvement Refunding Revenue Bonds U.S. Steel Corp. Series 2010
12/01/26	6.000%	5,000,000	5,343,350

Refunding Revenue Bonds Sisters of St. Francis Health Series 2008
11/01/32	5.375%	1,000,000	1,099,060

Revenue Bonds Parkview Health System Series 2009A
05/01/31	5.750%	1,000,000	1,122,760

State Revolving Fund Program Series 2006A
02/01/25	5.000%	2,000,000	2,270,400

Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B
02/15/33	5.000%	1,050,000	1,093,481

Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(f)
09/01/37	5.700%	1,050,000	1,061,172

Total			11,990,223

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Iowa 0.4%
City of Coralville Tax Allocation Bonds Tax Increment Series 2007C 06/01/39	5.125%	2,425,000	2,508,638

Kansas 0.6%
Wyandotte County-Kansas City Unified Government Revenue Bonds Capital Appreciation Sales Tax Subordinated Lien Series 2010(b)
06/01/21	0.000%	5,250,000	3,617,618

Kentucky 3.5%
County of Ohio Refunding Revenue Bonds Big Rivers Electric Corp. Project Series 2010A
07/15/31	6.000%	3,200,000	3,471,680

Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health Series 2010B
03/01/40	6.375%	1,700,000	1,961,528

Revenue Bonds Baptist Healthcare System Series 2009A 08/15/27	5.625%	1,000,000	1,135,450

Kings Daughters Medical Series 2010 02/01/40	5.000%	3,700,000	3,882,225

Louisville Arena Subordinated Series 2008A-1 (AGM)
12/01/33	6.000%	800,000	881,912

Owensboro Medical Health System Series 2010A
03/01/45	6.500%	2,950,000	3,422,206

Louisville/Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary’s Healthcare Series 2008
02/01/27	5.750%	6,000,000	7,502,700

Total			22,257,701

Louisiana 4.1%
City of New Orleans Unlimited General Obligation Refunding Bonds Capital Appreciation Series 1991 (AMBAC)(b)
09/01/12	0.000%	6,250,000	6,228,187

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2
11/01/35	6.500%	1,750,000	1,992,235

New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/40	6.500%	4,600,000	5,066,670

Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(a)(c) 12/01/40	4.000%	1,600,000	1,600,000

Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds Series 2001B
05/15/30	5.500%	4,305,000	4,386,795
05/15/39	5.875%	6,540,000	6,651,180

Total			25,925,067

Maryland 0.2%
Maryland Economic Development Corp. Revenue Bonds University of Maryland College Park Projects Series 2008
06/01/33	5.750%	400,000	433,908

Maryland Health & Higher Educational Facilities Authority Revenue Bonds Washington County Hospital Series 2008
01/01/33	5.750%	875,000	928,436

Total			1,362,344

Massachusetts 2.4%
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC/FGIC)
01/01/27	5.500%	1,500,000	1,848,075
01/01/28	5.500%	1,500,000	1,835,580

Massachusetts Development Finance Agency Revenue Bonds Boston University Series 1999P
05/15/59	6.000%	675,000	818,302

Broad Institute Series 2011A 04/01/37	5.250%	5,000,000	5,547,350

Massachusetts Health & Educational Facilities Authority Prerefunded 07/15/12 Revenue Bonds Harvard University Series 2002F
07/15/37	5.125%	410,000	412,480

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Revenue Bonds Milford Regional Medical Series 2007E 07/15/37	5.000%	2,200,000	2,117,654

Unrefunded Revenue Bonds Harvard University Series 2002 07/15/37	5.125%	1,790,000	1,798,843

Massachusetts State Water Pollution Abatement Unrefunded Revenue Bonds Pool Program Series 2004-10
08/01/34	5.000%	570,000	612,796

Total			14,991,080

Michigan 0.5%
Michigan Municipal Bond Authority Revenue Bonds School District City of Detroit Series 2005 (AGM)
06/01/19	5.000%	1,500,000	1,545,000

Troy School District Unlimited General Obligation Bonds School Building & Site Series 2006 (NPFGC) (Qualified School Board Loan Fund)
05/01/24	5.000%	1,600,000	1,763,216

Total			3,308,216

Minnesota 5.7%
City of Bloomington Refunding Revenue Bonds Gideon Pond Commons LLC Senior Series 2010 12/01/26	5.750%	2,000,000	2,111,640

City of Maple Grove Revenue Bonds Maple Grove Hospital Corp. Series 2007 05/01/22	5.000%	2,605,000	2,736,031

City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/23	6.375%	1,000,000	1,202,970
11/15/32	6.750%	1,000,000	1,204,900

City of North Oaks Revenue Bonds Presbyterian Homes Series 2007 10/01/47	6.500%	5,000,000	5,296,550

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	9

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

City of St. Louis Park Refunding Revenue Bonds Park Nicollet Health Services Series 2009
07/01/39	5.750%	2,350,000	2,602,930

Revenue Bonds Park Nicollet Health Services Series 2008C
07/01/30	5.750%	800,000	889,960

Minneapolis/St. Paul Housing Finance Board Mortgage-Backed Revenue Bonds City Living Series 2006A-5 (GNMA/FNMA/FHLMC)
04/01/27	5.450%	1,868,501	1,980,742

Minnesota Higher Education Facilities Authority Revenue Bonds Hamline University 7th Series 2011K2
10/01/40	6.000%	2,250,000	2,558,048

Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010
03/01/35	6.350%	1,000,000	1,101,280
03/01/40	6.500%	700,000	767,655

St. Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2006
05/15/22	5.250%	1,185,000	1,270,853
05/15/36	5.250%	2,180,000	2,246,185

Healtheast Project Series 2005 11/15/30	6.000%	5,000,000	5,188,850

Tobacco Securitization Authority Refunding Revenue Bonds Tobacco Settlement Series 2011B
03/01/26	5.250%	3,150,000	3,594,591
03/01/31	5.250%	1,000,000	1,113,710

Total			35,866,895

Mississippi 0.4%
Mississippi Business Finance Corp. Revenue Bonds Series 2009A
05/01/24	4.700%	1,250,000	1,351,462

Mississippi Home Corp. Revenue Bonds Series 2007E-1 (GNMA/FNMA/FHLMC)
12/01/37	5.850%	1,330,000	1,402,605

Total			2,754,067

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Missouri 3.0%
Arnold Retail Corridor Transportation Development District Revenue Bonds Series 2010
05/01/38	6.650%	5,000,000	5,213,200

City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11/01/25	6.000%	960,000	1,022,074

City of St Louis Airport Revenue Bonds Lambert-St. Louis International Series 2009A-1
07/01/34	6.625%	5,000,000	5,842,750

Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05/15/39	8.250%	3,000,000	3,508,830

Missouri Development Finance Board Revenue Bonds St. Joseph Sewage System Improvements Series 2011
05/01/31	5.250%	500,000	529,850

Missouri Joint Municipal Electric Utility Commission Revenue Bonds Plum Point Project Series 2006 (NPFGC)
01/01/20	5.000%	2,000,000	2,144,040

Missouri State Health & Educational Facilities Authority Revenue Bonds Lutheran Senior Services Series 2011
02/01/41	6.000%	650,000	714,883

Total			18,975,627

Nebraska 1.3%
Douglas County Hospital Authority No. 2 Refunding Revenue Bonds Health Facilities Children’s Hospital Series 2008
08/15/31	6.125%	2,250,000	2,517,345

Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010
01/01/40	5.625%	875,000	958,799

Elkhorn School District Prerefunded 01/02/14 Unlimited General Obligation Bonds Elkhorn Public Schools Series 2009
06/15/28	6.000%	500,000	545,575

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1
07/01/33	6.000%	3,500,000	3,849,615

Total			7,871,334

Nevada 1.0%
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A
07/01/34	5.125%	4,250,000	4,635,390

Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM)
06/01/24	5.000%	1,000,000	1,131,400

Truckee Meadows Water Authority Refunding Revenue Bonds Series 2006 (AGM)
07/01/32	4.750%	465,000	492,007

Total			6,258,797

New Jersey 0.6%
New Jersey Economic Development Authority Revenue Bonds MSU Student Housing Project — Provident Series 2010
06/01/31	5.750%	1,500,000	1,659,825

Tobacco Settlement Financing Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/37	6.000%	2,175,000	2,175,000

Total			3,834,825

New Mexico 0.4%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2008A
08/01/32	6.375%	2,165,000	2,570,786

New York 5.4%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009
07/15/30	6.000%	1,500,000	1,682,790

City of New York Unlimited General Obligation Bonds Subordinated Series 2006J-1
06/01/25	5.000%	1,500,000	1,701,840

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Hudson Yards Infrastructure Corp. Revenue Bonds Series 2011A
02/15/47	5.750%	6,000,000	6,907,980

Metropolitan Transportation Authority Revenue Bonds Series 2006A
11/15/22	5.000%	2,500,000	2,848,400

Series 2009B 11/15/34	5.000%	500,000	557,515

New York City Industrial Development Agency Revenue Bonds Queens Baseball Stadium Pilot Series 2006 (AMBAC)
01/01/23	5.000%	1,000,000	1,007,690

New York State Dormitory Authority Personal Income Tax Revenue Bonds Education Series 2006C
12/15/31	5.000%	4,250,000	4,814,357

Revenue Bonds Consolidated City University System 2nd General Series 1993A
07/01/18	5.750%	5,500,000	6,477,845

New York State Urban Development Corp. Refunding Revenue Bonds Service Contract Series 2008B
01/01/29	4.750%	1,500,000	1,622,385

Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal Series 2010
12/01/42	6.000%	5,000,000	5,548,750

Westchester County Healthcare Corp. Revenue Bonds Senior Lien Series 2010C-2
11/01/37	6.125%	650,000	750,373

Total			33,919,925

North Carolina 0.3%
City of Charlotte Certificate of Participation Governmental Facilities Projects Series 2003G
06/01/28	5.000%	1,750,000	1,809,063

North Dakota 0.3%
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/25	5.125%	1,500,000	1,550,085

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	11

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Ohio 1.8%
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011
08/01/36	5.250%	1,870,000	2,015,056

Cleveland State University Revenue Bonds Series 2004 (NPFGC/FGIC) 06/01/24	5.250%	1,500,000	1,603,050

County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes Series 2010A
11/01/35	6.625%	5,000,000	5,395,600

Ohio Higher Educational Facility Commission Revenue Bonds University Hospital Health Systems Series 2009A
01/15/39	6.750%	2,300,000	2,455,848

Total			11,469,554

Oregon 0.7%
Oregon Health & Science University Revenue Bonds Series 2009A
07/01/39	5.750%	1,500,000	1,716,135

Oregon State Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2003A
07/01/24	4.800%	2,470,000	2,473,829

Total			4,189,964

Pennsylvania 1.9%
Allegheny County Hospital Development Authority Refunding Revenue Bonds Capital Appreciation Magee-Women’s Hospital Project Series 1992 Escrowed to Maturity (NPFGC/FGIC)(b)
10/01/17	0.000%	5,115,000	4,754,495

Montgomery County Industrial Development Authority Refunding Revenue Bonds ACTS Retirement Communities Series 2006B
11/15/22	5.000%	2,500,000	2,632,750

Northampton County General Purpose Authority Revenue Bonds Saint Luke’s Hospital Project Series 2008A
08/15/28	5.375%	1,000,000	1,053,490

Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2010
07/01/43	6.000%	750,000	829,245

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Pennsylvania Higher Educational Facilities Authority Revenue Bonds Shippensburg University Series 2011
10/01/31	6.000%	2,000,000	2,178,700

Philadelphia Municipal Authority Revenue Bonds Lease Series 2009
04/01/34	6.500%	700,000	781,081

Total			12,229,761

Puerto Rico —%
Puerto Rico Public Buildings Authority Prerefunded 07/01/14 Revenue Bonds Government Facilities Series 2004I(g)
07/01/33	5.250%	20,000	21,966

Rhode Island 0.8%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds Homeownership Opportunity Series 2006-51A
10/01/26	4.650%	2,000,000	2,067,620
04/01/33	4.850%	2,985,000	3,056,998

Total			5,124,618

South Carolina 0.6%
Charleston Educational Excellence Finance Corp. Revenue Bonds Charleston County School District Series 2005
12/01/30	5.250%	2,500,000	2,770,550

Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC/FGIC)
01/01/21	6.250%	1,000,000	1,287,150

Total			4,057,700

Texas 3.6%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010
07/01/45	6.200%	1,100,000	1,201,354

Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B
04/01/45	6.125%	550,000	597,075

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Central Texas Regional Mobility Authority Revenue Bonds Senior Lien Series 2011
01/01/41	6.000%	5,580,000	6,250,381

City of Austin Electric Utility Refunding Revenue Bonds Series 2008A
11/15/35	5.250%	2,000,000	2,217,700

Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011
08/01/31	5.500%	1,250,000	1,369,925

Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Joint Series 2011C
11/01/26	5.000%	3,000,000	3,411,030

Harris County Health Facilities Development Corp. Refunding Revenue Bonds Memorial Hermann Healthcare System Series 2008B
12/01/35	7.250%	2,200,000	2,641,936

Houston Higher Education Finance Corp. Revenue Bonds Cosmos Foundation, Inc. Series 2011A
05/15/31	6.500%	500,000	594,545

San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A
08/15/40	6.700%	800,000	903,760

Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Stayton at Museum Way Series 2009A
11/15/44	8.250%	3,000,000	3,232,830

Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009
09/01/29	5.500%	500,000	542,835

Total			22,963,371

Virginia 0.2%
Tobacco Settlement Financing Corp. Prerefunded 06/01/15 Asset-Backed Revenue Bonds Series 2005
06/01/26	5.500%	1,160,000	1,262,080

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Washington 5.4%
Energy Northwest Revenue Bonds Columbia Generating Station Series 2007D
07/01/22	5.000%	2,900,000	3,382,734

Energy Northwest(b) Refunding Revenue Bonds Capital Appreciation Series 1989B (NPFGC)
07/01/13	0.000%	10,360,000	10,306,335

Washington Health Care Facilities Authority Revenue Bonds Catholic Health Series 2011A
02/01/41	5.000%	6,000,000	6,430,920

Overlake Hospital Medical Center Series 2010
07/01/30	5.500%	3,000,000	3,254,160

Swedish Health Services Series 2009A 11/15/33	6.500%	2,930,000	3,272,136

Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009
10/01/40	5.625%	1,050,000	1,125,726

Washington State Housing Finance Commission Refunding Revenue Bonds Skyline At First Hill Project Series 2012
01/01/19	7.000%	1,680,000	1,739,707

Revenue Bonds Skyline At First Hill Project Series 2007A 01/01/38	5.625%	5,500,000	4,650,965

Total			34,162,683

West Virginia 0.2%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Amos Series 2010A(c)
12/01/38	5.375%	900,000	976,950

Wisconsin 4.5%
Badger Tobacco Asset Securitization Corp. Prerefunded 06/01/12 Asset-Backed Revenue Bonds Series 2002
06/01/27	6.125%	475,000	475,000

State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	3,000,000	3,555,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	13

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)

Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Wheaton Healthcare Series 2006B
08/15/25	5.125%	4,310,000	4,497,227

Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	1,400,000	1,526,602

Medical College of Wisconsin Series 2008A
12/01/35	5.250%	3,600,000	3,842,604

ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,565,000	1,705,834

Prohealth Care, Inc. Obligation Group Series 2009
02/15/39	6.625%	5,300,000	6,110,794

Riverview Hospital Association Series 2008
04/01/38	5.750%	6,000,000	6,444,240

Total			28,157,301

Wyoming 0.3%
County of Laramie Revenue Bonds Cheyenne Regional Medical Center Project Series 2012
05/01/32	5.000%	1,000,000	1,096,350

Wyoming Municipal Power Agency, Inc. Revenue Bonds Series 2009A
01/01/36	5.000%	700,000	751,870

Total			1,848,220

Total Municipal Bonds (Cost: $554,402,141)			615,584,311

Municipal Bonds Held in Trust 1.5%
Massachusetts 0.8%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(c)(f)(h)
11/15/36	5.500%	4,000,000	4,808,960

North Carolina 0.7%
North Carolina Capital Facilities Finance Agency Revenue Bonds Duke University Project Series 2009B(c)(f)(h)
10/01/38	5.000%	4,000,000	4,519,800

Total Municipal Bonds Held in Trust (Cost: $8,457,151)			9,328,760

Floating Rate Notes 0.1%
Issue Description	Effective Yield	Amount Payable at Maturity ($)	Value ($)

Missouri 0.1%
Missouri Development Finance Board Revenue Bonds VRDN Series 2000C (U.S. Bank)(c)(i)
12/01/20	0.220%	1,000,000	1,000,000

Total Floating Rate Notes (Cost: $1,000,000)			1,000,000

Money Market Funds 0.4%		Shares	Value ($)

JPMorgan Tax Free Money Market Fund, 0.010%(j)		2,272,816	2,272,816

Total Money Market Funds (Cost: $2,272,816)			2,272,816

Total Investments (Cost: $566,132,108)			628,185,887

Other Assets & Liabilities, Net			2,081,137

Total Net Assets			630,267,024

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Notes to Portfolio of Investments

(a)	Represents a security purchased on a when-issued or delayed delivery basis.

(b)	Zero coupon bond.

(c)	Variable rate security. The interest rate shown reflects the rate as of May 31, 2012.

(d)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at May 31, 2012 was $5 representing less than 0.01% of net assets. Information concerning such security holdings at May 31, 2012 was as follows:

Security Description	Acquisition Dates	Cost ($)
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A 11/15/12 5.500%	01/13/11	356,470

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2012, the value of these securities amounted to $5, which represents less than 0.01% of net assets.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012, the value of these securities amounted to $10,389,932 or 1.65% of net assets.

(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2012, the value of these securities amounted to $21,966 or less than 0.01% of net assets.

(h)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties, which are included as a liability in the Fund’s Statement of Assets and Liabilities. The liability approximates fair value. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.

(i)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.

(j)	The rate shown is the seven-day current annualized yield at May 31, 2012.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation

AMBAC	Ambac Assurance Corporation

FGIC	Financial Guaranty Insurance Company

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

NPFGC	National Public Finance Guarantee Corporation

VRDN	Variable Rate Demand Note

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	15

Columbia AMT-Free Tax-Exempt Bond Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Bonds

Municipal Bonds	—	615,584,311	—	615,584,311

Municipal Bonds Held in Trust	—	9,328,760	—	9,328,760

Total Bonds	—	624,913,071	—	624,913,071

Short-Term Securities

Floating Rate Notes	—	1,000,000	—	1,000,000

Total Short-Term Securities	—	1,000,000	—	1,000,000

Other

Money Market Funds	2,272,816	—	—	2,272,816

Total Other	2,272,816	—	—	2,272,816

Total	2,272,816	625,913,071	—	628,185,887

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities

May 31, 2012 (Unaudited)

Assets

Investments, at value (identified cost $566,132,108)	$628,185,887

Receivable for:

Investments sold	2,198,325

Capital shares sold	2,088,968

Interest	8,617,490

Expense reimbursement due from Investment Manager	681

Total assets	641,091,351

Liabilities

Short-term floating rate notes outstanding	6,000,000

Payable for:

Investments purchased on a delayed delivery basis	2,221,852

Capital shares purchased	268,580

Dividend distributions to shareholders	2,243,458

Investment management fees	7,036

Distribution fees	4,598

Transfer agent fees	9,736

Administration fees	1,184

Compensation of board members	31,248

Other expenses	36,635

Total liabilities	10,824,327

Net assets applicable to outstanding capital stock	$630,267,024

Represented by

Paid-in capital	$575,332,942

Undistributed net investment income	1,448,101

Accumulated net realized loss	(8,567,798)

Unrealized appreciation (depreciation) on:

Investments	62,053,779

Total — representing net assets applicable to outstanding capital stock	$630,267,024

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	17

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Assets and Liabilities (continued)

May 31, 2012 (Unaudited)

Class A

Net assets	$612,901,012

Shares outstanding	152,134,082

Net asset value per share	$4.03

Maximum offering price per share(a)	$4.23

Class B

Net assets	$3,533,627

Shares outstanding	877,093

Net asset value per share	$4.03

Class C

Net assets	$12,210,471

Shares outstanding	3,029,714

Net asset value per share	$4.03

Class Z

Net assets	$1,621,914

Shares outstanding	403,483

Net asset value per share	$4.02

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Operations

Six Months Ended May 31, 2012 (Unaudited)

Net investment income

Income:

Interest	$15,785,794

Dividends from affiliates	475

Total income	15,786,269

Expenses:

Investment management fees	1,270,848

Distribution fees

Class A	755,261

Class B	18,009

Class C	55,688

Transfer agent fees

Class A	161,832

Class B	963

Class C	2,999

Class Z	265

Administration fees	213,982

Compensation of board members	11,652

Custodian fees	2,096

Printing and postage fees	37,499

Registration fees	38,647

Professional fees	21,612

Interest expense	20,718

Other	9,883

Total expenses	2,621,954

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(99,572)

Total net expenses	2,522,382

Net investment income	13,263,887

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	1,819,832

Net realized gain	1,819,832

Net change in unrealized appreciation (depreciation) on:

Investments	31,795,718

Net change in unrealized appreciation	31,795,718

Net realized and unrealized gain	33,615,550

Net increase in net assets resulting from operations	$46,879,437

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	19

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets

	Six Months Ended May 31, 2012 (Unaudited)	Year Ended November 30, 2011
Operations

Net investment income	$13,263,887	$26,817,326

Net realized gain	1,819,832	3,536,501

Net change in unrealized appreciation	31,795,718	7,031,065

Net increase in net assets resulting from operations	46,879,437	37,384,892

Distributions to shareholders:

Net investment income

Class A	(13,110,663)	(26,104,051)

Class B	(64,552)	(206,481)

Class C	(199,669)	(341,529)

Class Z	(22,570)	(6,156)

Total distributions to shareholders	(13,397,454)	(26,658,217)

Increase (decrease) in net assets from share transactions	(1,357,485)	(46,637,309)

Total increase (decrease) in net assets	32,124,498	(35,910,634)

Net assets at beginning of period	598,142,526	634,053,160

Net assets at end of period	$630,267,024	$598,142,526

Undistributed net investment income	$1,448,101	$1,581,668

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended May 31, 2012 (Unaudited)		Year Ended November 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	5,525,363	21,823,878	9,899,083	36,835,091

Distributions reinvested	2,531,924	10,048,208	5,374,885	19,856,715

Redemptions	(9,191,644)	(36,358,785)	(26,967,535)	(98,808,680)

Net decrease	(1,134,357)	(4,486,699)	(11,693,567)	(42,116,874)

Class B shares

Subscriptions	6,041	23,557	53,420	197,819

Distributions reinvested	14,724	58,425	49,852	182,999

Redemptions(a)	(72,612)	(288,730)	(1,163,575)	(4,312,419)

Net decrease	(51,847)	(206,748)	(1,060,303)	(3,931,601)

Class C shares

Subscriptions	649,352	2,569,346	523,986	1,967,630

Distributions reinvested	45,987	182,751	83,999	310,410

Redemptions	(203,558)	(806,767)	(835,356)	(3,035,506)

Net increase (decrease)	491,781	1,945,330	(227,371)	(757,466)

Class Z shares

Subscriptions	352,015	1,378,171	90,533	328,003

Distributions reinvested	4,482	17,820	187	707

Redemptions	(1,339)	(5,359)	(43,039)	(160,078)

Net increase	355,158	1,390,632	47,681	168,632

Total net decrease	(339,265)	(1,357,485)	(12,933,560)	(46,637,309)

(a)	Includes conversions of Class B shares to Class A shares, if any. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	21

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six Months Ended May 31, 2012		Year Ended November 30,
Class A	(Unaudited)		2011	2010	2009	2008		2007
Per Share Data

Net asset value, beginning of period	$3.82		$3.74	$3.72	$3.37	$3.79		$3.90

Income from investment operations:

Net investment income	0.08		0.17	0.17	0.16	0.15		0.15

Net realized and unrealized gain (loss)	0.22		0.08	0.01	0.34	(0.42)		(0.11)

Total from investment operations	0.30		0.25	0.18	0.50	(0.27)		0.04

Less distributions to shareholders:

Net investment income	(0.09)		(0.17)	(0.16)	(0.15)	(0.15)		(0.15)

Total distributions to shareholders	(0.09)		(0.17)	(0.16)	(0.15)	(0.15)		(0.15)

Net asset value, end of period	$4.03		$3.82	$3.74	$3.72	$3.37		$3.79

Total return	7.80%		6.86%	4.99%	15.20%	(7.33%	)	1.04%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(b)	0.83%	(c)	0.83%	0.83%	0.82%	0.89%		0.94%

Net expenses after fees waived or expenses reimbursed (including interest expense)(b)(d)	0.80%	(c)	0.80%	0.80%	0.79%	0.86%		0.91%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.82%	(c)	0.82%	0.82%	0.82%	0.82%		0.82%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	0.79%	(c)	0.79%	0.79%	0.79%	0.79%		0.79%

Net investment income	4.30%	(c)	4.56%	4.38%	4.30%	4.14%		3.91%

Supplemental data

Net assets, end of period (in thousands)	$612,901		$584,728	$616,281	$645,167	$583,790		$682,528

Portfolio turnover	9%		30%	23%	29%	37%		51%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012		Year Ended November 30,
Class B	(Unaudited)		2011	2010	2009	2008		2007
Per Share Data

Net asset value, beginning of period	$3.82		$3.74	$3.72	$3.37	$3.79		$3.90

Income from investment operations:

Net investment income	0.07		0.14	0.14	0.13	0.12		0.12

Net realized and unrealized gain (loss)	0.21		0.08	0.01	0.35	(0.42)		(0.11)

Total from investment operations	0.28		0.22	0.15	0.48	(0.30)		0.01

Less distributions to shareholders:

Net investment income	(0.07)		(0.14)	(0.13)	(0.13)	(0.12)		(0.12)

Total distributions to shareholders	(0.07)		(0.14)	(0.13)	(0.13)	(0.12)		(0.12)

Net asset value, end of period	$4.03		$3.82	$3.74	$3.72	$3.37		$3.79

Total return	7.39%		6.06%	4.20%	14.32%	(8.02%	)	0.28%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(b)	1.58%	(c)	1.58%	1.59%	1.57%	1.64%		1.69%

Net expenses after fees waived or expenses reimbursed (including interest expense)(b)(d)	1.55%	(c)	1.55%	1.56%	1.55%	1.61%		1.66%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.57%	(c)	1.57%	1.58%	1.57%	1.57%		1.57%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.54%	(c)	1.54%	1.55%	1.55%	1.54%		1.54%

Net investment income	3.55%	(c)	3.83%	3.61%	3.53%	3.39%		3.11%

Supplemental data

Net assets, end of period (in thousands)	$3,534		$3,544	$7,435	$14,671	$19,622		$26,465

Portfolio turnover	9%		30%	23%	29%	37%		51%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	23

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012		Year Ended November 30,
Class C	(Unaudited)		2011	2010	2009	2008		2007
Per Share Data

Net asset value, beginning of period	$3.82		$3.74	$3.72	$3.37	$3.79		$3.90

Income from investment operations:

Net investment income	0.07		0.14	0.14	0.13	0.12		0.12

Net realized and unrealized gain (loss)	0.21		0.08	0.02	0.35	(0.42)		(0.11)

Total from investment operations	0.28		0.22	0.16	0.48	(0.30)		0.01

Less distributions to shareholders:

Net investment income	(0.07)		(0.14)	(0.14)	(0.13)	(0.12)		(0.12)

Total distributions to shareholders	(0.07)		(0.14)	(0.14)	(0.13)	(0.12)		(0.12)

Net asset value, end of period	$4.03		$3.82	$3.74	$3.72	$3.37		$3.79

Total return	7.39%		6.07%	4.21%	14.33%	(8.02%	)	0.28%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(b)	1.58%	(c)	1.58%	1.59%	1.57%	1.64%		1.69%

Net expenses after fees waived or expenses reimbursed (including interest expense)(b)(d)	1.55%	(c)	1.55%	1.55%	1.54%	1.61%		1.66%

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.57%	(c)	1.57%	1.58%	1.57%	1.57%		1.57%

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(d)	1.54%	(c)	1.54%	1.54%	1.54%	1.54%		1.54%

Net investment income	3.55%	(c)	3.81%	3.63%	3.55%	3.35%		3.14%

Supplemental data

Net assets, end of period (in thousands)	$12,210		$9,686	$10,335	$8,446	$5,593		$4,745

Portfolio turnover	9%		30%	23%	29%	37%		51%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012		Year Ended November 30,
Class Z	(Unaudited)		2011	2010(a)
Per Share Data

Net asset value, beginning of period	$3.81		$3.73	$3.88

Income from investment operations:

Net investment income	0.09		0.18	0.03

Net realized and unrealized gain (loss)	0.21		0.08	(0.15)

Total from investment operations	0.30		0.26	(0.12)

Less distributions to shareholders:

Net investment income	(0.09)		(0.18)	(0.03)

Total distributions to shareholders	(0.09)		(0.18)	(0.03)

Net asset value, end of period	$4.02		$3.81	$3.73

Total return	7.95%		7.15%	(3.09%	)

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed (including interest expense)(c)	0.59%	(d)	0.57%	0.49%	(d)

Net expenses after fees waived or expenses reimbursed (including interest expense)(c)(e)	0.55%	(d)	0.55%	0.49%	(d)

Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.58%	(d)	0.56%	0.48%	(d)

Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.54%	(d)	0.54%	0.48%	(d)

Net investment income	4.57%	(d)	4.76%	4.68%	(d)

Supplemental data

Net assets, end of period (in thousands)	$1,622		$184	$2

Portfolio turnover	9%		30%	23%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(d)	Annualized.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	25

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements

May 31, 2012 (Unaudited)

Note 1. Organization

Columbia AMT-Free Tax-Exempt Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

26	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at May 31, 2012 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the period ended May 31, 2012, the average value of short-term floating rate notes outstanding was $6,000,000 and the average interest rate and fees related to these short-term floating rate notes was 0.69%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

Semiannual Report 2012	27

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued

International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.41% to 0.25% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended May 31, 2012 was 0.41% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.07% to 0.04% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended May 31, 2012 was 0.07% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the

28	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Board. For the six months ended May 31, 2012, other expenses paid to this company were $2,070.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the six months ended May 31, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.05%
Class B	0.05
Class C	0.05
Class Z	0.05

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $300,000 and $93,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $255,971 for Class A, $553 for Class B and $784 for Class C shares for the six months ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.79%
Class B	1.54
Class C	1.54
Class Z	0.54

Semiannual Report 2012	29

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, the cost of investments for federal income tax purposes was approximately $560,132,000 and the approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$63,102,000
Unrealized depreciation	(1,048,000)
Net unrealized appreciation	$62,054,000

The following capital loss carryforward, determined as of November 30, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$7,750,189

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $73,197,967 and $51,598,924, respectively, for the six months ended May 31, 2012.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. (the Administrative Agent) whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (i) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended May 31, 2012.

Note 7. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 8. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to

30	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2012	31

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia AMT-Free Tax-Exempt Bond Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

32	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Semiannual Report 2012	33

Columbia AMT-Free Tax-Exempt Bond Fund

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34	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

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Semiannual Report 2012	35

Columbia AMT-Free Tax-Exempt Bond Fund

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36	Semiannual Report 2012

Columbia AMT-Free Tax-Exempt Bond Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2012	37

Columbia AMT-Free Tax-Exempt Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6315 AD (7/12)

Semiannual Report May 31, 2012

Columbia Government Money Market Fund

Columbia Government Money Market Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2012

Columbia Government Money Market Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2012

Columbia Government Money Market Fund

Performance Overview

(Unaudited)

Performance Summary

>	For the six-month period that ended May 31, 2012, Columbia Government Money Market Fund (the fund) Class A shares returned 0.00%.

>

The annualized simple yield was 0.01% and the annualized compound yield was also 0.01% for the seven-day period ended May 31, 2012. The seven-day current yields more closely reflect the current earnings of the fund than the total return. Current short-term yields may be higher or lower than the figures shown.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	01/31/77	0.00	0.01	0.70	1.23
Class B	04/22/96
Excluding sales charges		0.00	0.01	0.41	0.74
Including sales charges		-5.00	-4.99	0.02	0.74
Class C	05/03/93
Excluding sales charges		0.00	0.01	0.41	0.74
Including sales charges		-1.00	-0.99	0.41	0.74
Class R*	04/30/03	0.00	0.01	0.63	1.11
Class R5	11/30/01	0.00	0.01	0.78	1.40
Class Z*	09/27/10	0.00	0.01	0.69	1.22

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The fund’s other classes are not subject to sales charges and may have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

2	Semiannual Report 2012

Columbia Government Money Market Fund

Portfolio Overview

(Unaudited)

Portfolio Breakdown (%) (at May 31, 2012)
Repurchase Agreements	24.2
U.S. Government Obligations	21.0
U.S. Government & Agency Obligations	50.0
U.S. Government-Insured Debt(a)	4.8

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

(a) Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

Portfolio Management

Guy C. Holbrook IV, CFA

John G. McColley

Semiannual Report 2012	3

Columbia Government Money Market Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.00	1,024.55	0.45	0.46	0.09
Class B	1,000.00	1,000.00	1,000.00	1,024.65	0.35	0.35	0.07
Class C	1,000.00	1,000.00	1,000.00	1,024.55	0.45	0.46	0.09
Class R	1,000.00	1,000.00	1,000.00	1,024.55	0.45	0.46	0.09
Class R5	1,000.00	1,000.00	1,000.00	1,024.65	0.35	0.35	0.07
Class Z	1,000.00	1,000.00	1,000.00	1,024.65	0.35	0.35	0.07

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2012

Columbia Government Money Market Fund

Portfolio of Investments

May 31, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

U.S. Government & Agency Obligations 50.0%
Issuer	Effective Yield	Principal ($)	Value ($)

Federal Home Loan Banks
06/01/12	0.000%	2,400,000	2,400,000
06/04/12	0.010%	3,000,000	2,999,998
06/20/12	0.090%	5,000,000	4,999,749
06/22/12	0.090%	2,000,000	1,999,895
06/27/12	0.100%	4,000,000	3,999,697
07/13/12	0.100%	5,000,000	4,999,387
08/03/12	0.120%	7,000,000	6,998,530
06/10/13	0.300%	3,000,000	3,000,000
06/14/13	0.300%	3,000,000	3,000,000

Federal Home Loan Banks(a)
09/05/12	0.270%	3,500,000	3,500,000
04/26/13	0.010%	5,000,000	4,999,549
05/15/13	0.210%	5,000,000	4,999,523

Federal Home Loan Mortgage Corp.
06/11/12	0.090%	3,000,000	2,999,917
07/06/12	0.130%	3,000,000	2,999,621
07/17/12	0.120%	5,000,000	4,999,233

Federal National Mortgage Association
07/25/12	0.100%	3,000,000	2,999,550

Total U.S. Government & Agency Obligations (Cost: $61,894,649)			61,894,649

U.S. Government Obligations 21.0%
U.S. Treasury Bills
06/14/12	0.110%	3,000,000	2,999,877
06/21/12(c)	0.070%	7,000,000	6,999,725
06/28/12	0.060%	4,000,000	3,999,805
07/19/12(c)	0.080%	3,000,000	2,999,662
08/02/12(c)	0.110%	3,000,000	2,999,411
08/09/12	0.110%	3,000,000	2,999,379
08/23/12	0.110%	3,000,000	2,999,222

Total U.S. Government Obligations (Cost: $25,997,081)			25,997,081

U.S. Government-Insured Debt 4.9%
Issuer	Effective Yield	Principal ($)	Value ($)
Straight-A Funding LLC
U.S. Treasury Government Guaranty(b)
06/06/12	0.110%	3,000,000	2,999,946
06/08/12	0.120%	3,000,000	2,999,924

Total U.S. Government-Insured Debt (Cost: $5,999,870)			5,999,870

Repurchase Agreements 24.3%
Tri-Party Barclays Bank PLC dated 05/31/12, matures 06/01/12, repurchase price $15,000,071 (collateralized by U.S. Treasury Note Total market value $15,000,100)	0.170%	15,000,000	15,000,000

Tri-Party RBC Capital Markets LLC dated 05/31/12, matures 06/01/12, repurchase price $15,000,058 (collateralized by U.S. Treasury Note Total market value $15,300,092)	0.140%	15,000,000	15,000,000

Total Repurchase Agreements (Cost: $30,000,000)			30,000,000

Total Investments (Cost: $123,891,600)			123,891,600

Other Assets & Liabilities, Net			(191,958)

Net Assets			123,699,642

Notes to Portfolio of Investments

(a)	Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2012. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(b)	Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(c)	At May 31, 2012, security was partially or fully on loan.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	5

Columbia Government Money Market Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Fair Value Measurements (continued)

level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Short-Term Securities

U.S. Government & Agency Obligations	—	61,894,649	—	61,894,649

U.S. Government Obligations	—	25,997,081	—	25,997,081

U.S. Government-Insured Debt	—	5,999,870	—	5,999,870

Repurchase Agreements	—	30,000,000	—	30,000,000

Total	—	123,891,600	—	123,891,600

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2012

Columbia Government Money Market Fund

Statement of Assets and Liabilities

May 31, 2012 (Unaudited)

Assets

Investments, at value*

(identified cost $93,891,600)	$93,891,600

Repurchase agreements (identified cost $30,000,000)	30,000,000

Total investments (identified cost $123,891,600)	123,891,600

Cash	88,264

Receivable for:

Capital shares sold	400,711

Interest	3,798

Expense reimbursement due from Investment Manager	2,099

Other assets	3,719

Total assets	124,390,191

Liabilities

Payable for:

Capital shares purchased	534,118

Dividend distributions to shareholders	970

Investment management fees	1,116

Distribution fees	43

Transfer agent fees	11,096

Administration fees	203

Compensation of board members	12,318

Other expenses	130,685

Total liabilities	690,549

Net assets applicable to outstanding capital stock	$123,699,642

Represented by

Paid-in capital	$123,704,943

Excess of distributions over net investment income	(5,934)

Accumulated net realized gain	633

Total — representing net assets applicable to outstanding capital stock	$123,699,642

* Value of securities on loan	$11,099,674

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	7

Columbia Government Money Market Fund

Statement of Assets and Liabilities (continued)

May 31, 2012 (Unaudited)

Class A

Net assets	$95,516,791

Shares outstanding	95,519,545

Net asset value per share	$1.00

Class B

Net assets	$2,091,944

Shares outstanding	2,090,533

Net asset value per share	$1.00

Class C

Net assets	$12,491,569

Shares outstanding	12,470,924

Net asset value per share	$1.00

Class R

Net assets	$6,495,669

Shares outstanding	6,495,922

Net asset value per share	$1.00

Class R5

Net assets	$572,839

Shares outstanding	572,804

Net asset value per share	$1.00

Class Z

Net assets	$6,530,830

Shares outstanding	6,529,497

Net asset value per share	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2012

Columbia Government Money Market Fund

Statement of Operations

Six Months Ended May 31, 2012 (Unaudited)

Net investment income
Income:
Interest	$54,850
Income from securities lending — net	2,990

Total income	57,840

Expenses:
Investment management fees	209,437
Distribution fees
Class B	8,422
Transfer agent fees
Class A	61,643
Class B	1,407
Class C	7,599
Class R	3,155
Class R5	12
Class Z	3,823
Administration fees	38,079
Compensation of board members	9,408
Custodian fees	3,502
Printing and postage fees	34,499
Registration fees	51,492
Professional fees	16,398
Other	21,918

Total expenses	470,794
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(415,512)

Total net expenses	55,282

Net investment income	2,558

Net increase in net assets resulting from operations	$2,558

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	9

Columbia Government Money Market Fund

Statement of Changes in Net Assets

	Six Months Ended May 31, 2012 (Unaudited)	Year Ended November 30, 2011(a)	Year Ended December 31, 2010(b)
Operations

Net investment income	$2,558	$10,804	$12,684

Net realized gain	—	700	384

Net increase in net assets resulting from operations	2,558	11,504	13,068

Distributions to shareholders:

Net investment income
Class A	(4,626)	(9,022)	(10,706)
Class B	(101)	(227)	(383)
Class C	(552)	(980)	(1,274)
Class R	(264)	(362)	(376)
Class R5	(27)	(41)	(27)
Class Z	(301)	(339)	(17)

Total distributions to shareholders	(5,871)	(10,971)	(12,783)

Increase (decrease) in net assets from share transactions	(1,885,246)	(12,069,897)	26,231,909

Total increase (decrease) in net assets	(1,888,559)	(12,069,364)	26,232,194

Net assets at beginning of period	125,588,201	137,657,565	111,425,371

Net assets at end of period	$123,699,642	$125,588,201	$137,657,565

Excess of distributions over net investment income	$(5,934)	$(2,621)	$(2,621)

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2012

Columbia Government Money Market Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended May 31, 2012 (Unaudited)		Year Ended November 30, 2011(a)		Year Ended December 31, 2010(b)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(c)	31,197,979	31,197,979	57,864,486	57,874,692	64,176,579	64,176,578

Fund merger	—	—	—	—	56,730,372	56,730,437

Distributions reinvested	4,527	4,527	8,767	8,767	10,322	10,322

Redemptions	(37,215,131)	(37,215,131)	(71,964,681)	(71,964,681)	(95,182,577)	(95,182,577)

Net increase (decrease)	(6,012,625)	(6,012,625)	(14,091,428)	(14,081,222)	25,734,696	25,734,760

Class B shares

Subscriptions	358,807	358,807	1,308,998	1,309,253	2,122,548	2,122,548

Distributions reinvested	96	96	204	204	345	345

Redemptions(c)	(876,994)	(876,994)	(2,182,074)	(2,182,075)	(3,385,403)	(3,385,404)

Net decrease	(518,091)	(518,091)	(872,872)	(872,618)	(1,262,510)	(1,262,511)

Class C shares

Subscriptions	5,002,197	5,002,197	5,780,024	5,781,198	11,556,802	11,556,802

Distributions reinvested	541	541	960	960	1,225	1,225

Redemptions	(4,104,619)	(4,104,619)	(7,697,734)	(7,697,734)	(11,587,399)	(11,587,399)

Net increase (decrease)	898,119	898,119	(1,916,750)	(1,915,576)	(29,372)	(29,372)

Class R shares

Subscriptions	7,575,474	7,575,474	5,392,041	5,392,466	3,355,318	3,355,318

Distributions reinvested	263	263	358	358	375	375

Redemptions	(5,167,669)	(5,167,669)	(4,745,279)	(4,745,279)	(3,049,295)	(3,049,295)

Net increase	2,408,068	2,408,068	647,120	647,545	306,398	306,398

Class R5 shares

Subscriptions	69,313	69,313	161,686	161,724	433,231	433,231

Distributions reinvested	27	27	40	40	27	27

Redemptions	—	—	(98,589)	(98,589)	(121,804)	(121,804)

Net increase	69,340	69,340	63,137	63,175	311,454	311,454

Class Z shares

Subscriptions	4,517,244	4,517,244	8,042,311	8,042,736	1,734,199	1,734,199

Distributions reinvested	294	294	326	326	15	15

Redemptions	(3,247,595)	(3,247,595)	(3,954,263)	(3,954,263)	(563,034)	(563,034)

Net increase	1,269,943	1,269,943	4,088,374	4,088,799	1,171,180	1,171,180

Total net increase (decrease)	(1,885,246)	(1,885,246)	(12,082,419)	(12,069,897)	26,231,846	26,231,909

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Class Z shares are for the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Includes conversions of Class B shares to Class A shares. The line items from the prior year have been combined to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	11

Columbia Government Money Market Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six Months Ended May 31, 2012	Year Ended November 30,	Year Ended December 31,
Class A	(Unaudited)	2011(a)	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01	0.04

Less distributions to shareholders:

Net investment income	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.01)(c)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.00%(d)	0.01%	0.01%	0.03%	1.12%	4.09%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.73%(e)	0.65%(e)	0.80%	1.14%	0.91%	0.86%

Net expenses after fees waived or expenses reimbursed(f)	0.09%(e)	0.10%(e)(g)	0.17%	0.25%	0.79%	0.86%

Net investment income	0.00%(d)(e)	0.01%(e)(g)	0.01%	0.03%	1.07%	4.03%

Supplemental data

Net assets, end of period (in thousands)	$95,517	$101,532	$115,614	$89,878	$124,124	$132,924

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2012

Columbia Government Money Market Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,	Year Ended December 31,
Class B	(Unaudited)	2011(a)	2010		2009	2008	2007
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Income from investment operations:

Net investment income (loss)	0.00(b)	0.00(b)	(0.00)(b)		0.00(b)	0.00(b)	0.03

Less distributions to shareholders:

Net investment income	(0.00)(b)	(0.00)(b)	(0.00)(b)		(0.00)(b)	(0.00)(b)(c)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total return	0.00%(d)	0.01%	0.01%		0.01%	0.35%	3.00%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	1.48%(e)	1.41%(e)	1.54%		1.99%	1.91%	1.86%

Net expenses after fees waived or expenses reimbursed(f)	0.07%(e)	0.10%(e)(g)	0.18%		0.29%	1.53%	1.86%

Net investment income (loss)	0.02%(e)	0.01%(e)(g)	(0.00%)	(d)	0.00%(d)	0.33%	3.03%

Supplemental data

Net assets, end of period (in thousands)	$2,092	$2,610	$3,483		$4,745	$6,941	$7,458

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	13

Columbia Government Money Market Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,	Year Ended December 31,
Class C	(Unaudited)	2011(a)	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	(0.00)(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.03

Less distributions to shareholders:

Net investment income	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)(c)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.00%(d)	0.01%	0.01%	0.01%	0.35%	3.00%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.74%(e)	0.65%(e)	1.00%	1.96%	1.91%	1.86%

Net expenses after fees waived or expenses reimbursed(f)	0.09%(e)	0.10%(e)(g)	0.17%	0.28%	1.53%	1.86%

Net investment income	(0.00%)(d)(e)	0.01%(e)(g)	0.01%	0.00%(d)	0.33%	3.03%

Supplemental data

Net assets, end of period (in thousands)	$12,492	$11,594	$13,509	$13,539	$16,571	$13,643

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2012

Columbia Government Money Market Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,	Year Ended December 31,
Class R	(Unaudited)	2011(a)	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01	0.04

Less distributions to shareholders:

Net investment income	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.01)(c)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.00%(d)	0.01%	0.01%	0.01%	0.93%	3.83%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.74%(e)	0.65%(e)	0.91%	1.32%	1.16%	1.11%

Net expenses after fees waived or expenses reimbursed(f)	0.09%(e)	0.10%(e)(g)	0.18%	0.22%	1.01%	1.11%

Net investment income	0.00%(d)(e)	0.01%(e)(g)	0.00%(d)	0.00%(d)	0.84%	3.78%

Supplemental data

Net assets, end of period (in thousands)	$6,496	$4,088	$3,440	$3,134	$1,646	$554

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	15

Columbia Government Money Market Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,	Year Ended December 31,
Class R5	(Unaudited)	2011(a)	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01	0.04

Less distributions to shareholders:

Net investment income	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)	(0.01)(c)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	0.00%(d)	0.01%	0.01%	0.03%	1.38%	4.36%

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.62%(e)	0.53%(e)	0.66%	0.94%	0.63%	0.59%

Net expenses after fees waived or expenses reimbursed(f)	0.07%(e)	0.11%(e)	0.18%	0.36%	0.53%	0.59%

Net investment income	0.02%(e)	0.00%(d)(e)	0.01%	0.06%	1.33%	4.30%

Supplemental data

Net assets, end of period (in thousands)	$573	$503	$440	$129	$20,438	$14,511

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	Rounds to less than $0.01.

(c)	In addition, the Fund paid a short-term capital gain distribution of $0.000146 on July 25, 2008.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2012

Columbia Government Money Market Fund

Financial Highlights (continued)

Class Z	Six Months Ended May 31, 2012 (Unaudited)	Year Ended November 30, 2011(a)	Year Ended December 31, 2010(b)
Per share data
Net asset value, beginning of period	$1.00	$1.00	$1.00

Income from investment operations:

Net investment income	0.00(c)	0.00(c)	0.00(c)

Less distributions to shareholders:

Net investment income	(0.00)(c)	(0.00)(c)	(0.00)(c)

Net asset value, end of period	$1.00	$1.00	$1.00

Total return	0.00%(d)	0.01%	0.00%(d)

Ratios to average net assets

Expenses prior to fees waived or expenses reimbursed	0.73%(e)	0.64%(e)	0.93%(e)

Net expenses after fees waived or expenses reimbursed(f)	0.07%(e)	0.06%(e)(g)	0.18%(e)

Net investment income	0.02%(e)	0.03%(e)(g)	0.01%(e)

Supplemental data

Net assets, end of period (in thousands)	$6,531	$5,261	$1,171

Notes to Financial Highlights

(a)	For the period from January 1, 2011 to November 30, 2011. During the period, the Fund’s fiscal year end was changed from December 31 to November 30.

(b)	For the period from September 27, 2010 (commencement of operations) to December 31, 2010.

(c)	Rounds to less than $0.01.

(d)	Rounds to less than 0.01%.

(e)	Annualized.

(f)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	17

Columbia Government Money Market Fund

Notes to Financial Statements

May 31, 2012 (Unaudited)

Note 1. Organization

Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R5 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees (the Board) continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board has established procedures intended to stabilize the Fund’s net asset value for purposes of sales and redemptions at $1.00 per share. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income, including amortization of premium and discount, is recognized daily.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

18	Semiannual Report 2012

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair

Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.33% to 0.15% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended May 31, 2012 was 0.33% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the six months ended May 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

Semiannual Report 2012	19

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended May 31, 2012, other expenses paid to this company were $1,130.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to the share class.

For the six months ended May 31, 2012, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.13
Class C	0.12
Class R	0.12
Class R5	0.00
Class Z	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended May 31, 2012, no minimum account balance fees were charged by the Fund.

The Fund and certain other associated investment companies, have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At May 31, 2012, the Fund’s total potential future obligation over the life of the Guaranty is $154,166. The liability remaining at May 31, 2012 for non-recurring charges associated with the lease amounted to $101,505 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at May 31, 2012 is included within the payable for other expenses line item in the Statement of Assets and Liabilities at a cost of $3,719.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% and 0.50% of the Fund’s average daily net assets attributable to Class A and Class R shares (of which up to 0.25% may be used for shareholder services), respectively, and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares, respectively. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. For the six months ended May 31, 2012, the Fund did not pay fees for Class A, Class C and Class R shares. For the six months ended May 31, 2012, the Fund paid fees equal to 0.75% for Class B shares.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense)

20	Semiannual Report 2012

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

was approximately $106,000 and $2,494,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including CDSCs, received by the Distributor for distributing Fund shares were $3,197 for Class B and $192 for Class C shares for the six months ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective March 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.31
Class C	1.31
Class R	0.81
Class R5	0.51
Class Z	0.56

Prior to March 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	0.66%
Class B	1.31
Class C	1.31
Class R	0.81
Class R5	0.52
Class Z	0.56

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, the cost of investments for federal income tax purposes was approximately $123,892,000.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized

Semiannual Report 2012	21

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $11,099,674 were on loan, secured by U.S. government and agency securities valued at $11,303,259.

Note 6. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended May 31, 2012.

Note 7. Fund Merger

At the close of business on March 26, 2010, the Fund acquired the assets and assumed the identified liabilities of RiverSource Tax-Exempt Money Market Fund, a series of RiverSource Tax-Exempt Money Market Series, Inc. The reorganization was completed after shareholders approved the plan on March 10, 2010. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $107,077,716 and the combined net assets immediately after the acquisition were $163,808,153. The merger was accomplished by a tax-free exchange of 56,730,372 shares of RiverSource Tax-Exempt Money Market Fund valued at $56,730,437.

In exchange for RiverSource Tax-Exempt Money Market Fund shares, the Fund issued 56,730,372 Class A shares. For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource Tax-Exempt Money Market Fund’s cost of investments was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Tax-Exempt Money Market Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2010, the Fund’s pro-forma net investment loss, net gain on investments and net decrease in net assets from operations for the year ended December 31, 2010 would have been approximately $892,812, $639 and $892,173, respectively.

22	Semiannual Report 2012

Columbia Government Money Market Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2012	23

Columbia Government Money Market Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

24	Semiannual Report 2012

Columbia Government Money Market Fund

Approval of Investment Management Services Agreement (continued)

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Semiannual Report 2012	25

Columbia Government Money Market Fund

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26	Semiannual Report 2012

Columbia Government Money Market Fund

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Semiannual Report 2012	27

Columbia Government Money Market Fund

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28	Semiannual Report 2012

Columbia Government Money Market Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2012	29

Columbia Government Money Market Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

SL-9941 E (7/12)

Semiannual Report May 31, 2012

Columbia Mid Cap Growth Opportunity Fund

Columbia Mid Cap Growth Opportunity Fund

President’s Message

Dear Shareholders,

A stock market rally that commenced in the fourth quarter of 2011 continued into 2012 in the United States and around the world, as all major market regions generated double-digit returns for the three-month period ended March 31, 2012. Volatility declined sharply as European debt fears quieted somewhat and sentiment improved. Returns in developed countries were buoyed by strong results in Germany, Belgium, Austria and the Nordic markets of Denmark, Finland, Norway and Sweden. Under the cloud of its own mounting debt problem, Spain was the only eurozone country to deliver a negative return during the three-month period. Solid economic growth and accommodative monetary policy helped boost gains in emerging markets. The rally in U.S. equities was largely driven by an expansion in “multiples” — an increase in stock prices relative to their earnings. By the end of the first quarter of 2012, stocks no longer appeared as cheap as they were late in 2011. Bonds lagged stocks during the first quarter as investors responded to signs of an improved environment with a greater appetite for risk.

Concerns around the health of the global economy were centered in news headlines focusing on Washington D.C., Europe, China and the Middle East. In the United States, economic indicators remained mixed but generally indicated support for slow, sustainable economic growth. European policymakers have made progress in containing the eurozone debt crisis, though they still have not solved the issue of long-term solvency. The European Central Bank has lowered interest rates and flooded the financial system with liquidity that may provide breathing space for a restructuring of fiscal balance sheets. These massive infusions of liquidity may whet the appetite for risk from investors around the world. However, they have delayed a true reckoning with the European financial situation, as concerns about Greece, Spain and Portugal continue to cloud the outlook. The structural challenges that persist in the developed world, and slower growth in emerging market economies, leave the global economy in a fragile state. Domestic demand, combined with slowing inflationary trends, has also helped to shore up emerging market economies. Joblessness remains relatively low and monetary conditions remain easy.

Despite the challenges and surprises of 2011, we see pockets of strength — and as a result, attractive opportunities — both here and abroad for 2012. We hope to help you capitalize on these opportunities with various articles in our 2012 Perspectives, which is available via the Market Insights tab at columbiamanagement.com. This publication showcases the strong research capabilities and experienced investment teams of Columbia Management and offers a diverse array of investment ideas based on our five key themes for 2012.

Other information and resources available at columbiamanagement.com include:

>	detailed up-to-date fund performance and portfolio information

>	economic analysis and market commentary

>	quarterly fund commentaries

>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Performance Overview

(Unaudited)

Performance Summary

>	For the six-month period that ended May 31, 2012, Columbia Mid Cap Growth Opportunity Fund (the fund) Class A shares returned 1.81% excluding sales charge.

>	The fund underperformed its benchmark, the Russell Midcap Growth Index, which rose 4.50% for the same period.

Average Annual Total Returns (%) (for period ended May 31, 2012)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	06/04/57
Excluding sales charges		1.81	-17.89	0.20	3.82
Including sales charges		-4.05	-22.58	-0.98	3.20
Class B	03/20/95
Excluding sales charges		1.44	-18.50	-0.56	3.03
Including sales charges		-3.36	-22.36	-0.86	3.03
Class C	06/26/00
Excluding sales charges		1.45	-18.48	-0.53	3.05
Including sales charges		0.49	-19.25	-0.53	3.05
Class I*	03/04/04	2.19	-17.40	0.70	4.24
Class R*	03/15/10	1.71	-18.03	-0.05	3.56
Class R3*	03/15/10	1.81	-17.90	0.16	3.78
Class R4	03/20/95	1.85	-17.78	0.39	4.02
Class Z*	09/27/10	2.00	-17.64	0.31	3.88
Russell Midcap Growth Index	12/31/85	4.50	-6.31	1.17	7.00

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. If they had, returns would be lower. The fund’s other classes are not subject to sales charges and have limited eligibility. Please see the fund’s prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The indices do not reflect the effects of sales charges, expenses and taxes. Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns since inception if shown, which are since fund inception) include the returns of the fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000 Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at May 31, 2012)
CF Industries Holdings, Inc.	1.6
Dollar Tree, Inc.	1.6
Edwards Lifesciences Corp.	1.6
Teradata Corp.	1.5
Watson Pharmaceuticals, Inc.	1.5
KLA-Tencor Corp.	1.4
Alexion Pharmaceuticals, Inc.	1.4
TripAdvisor, Inc.	1.3
Alliance Data Systems Corp.	1.3
Bed Bath & Beyond, Inc.	1.2

Percentages indicated are based upon total investments (excluding Money Market Funds and Investments of Cash Collateral Received for Securities on Loan).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at May 31, 2012)
Common Stocks
Consumer Discretionary	24.3
Consumer Staples	5.6
Energy	7.5
Financials	7.7
Health Care	14.3
Industrials	12.6
Information Technology	17.9
Materials	5.7
Telecommunication Services	1.0
Utilities	0.7
Other (a)	2.7

Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Portfolio Management

George J. Myers, CFA

Wayne M. Collette, CFA

Lawrence W. Lin, CFA

Brian D. Neigut

Morningstar Style Box™

The Morningstar Style Box™ is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2012 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Semiannual Report 2012	3

Columbia Mid Cap Growth Opportunity Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

December 1, 2011 – May 31, 2012

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.10	1,018.55	6.51	6.51	1.29
Class B	1,000.00	1,000.00	1,014.40	1,014.80	10.27	10.28	2.04
Class C	1,000.00	1,000.00	1,014.50	1,014.80	10.27	10.28	2.04
Class I	1,000.00	1,000.00	1,021.90	1,020.80	4.25	4.24	0.84
Class R	1,000.00	1,000.00	1,017.10	1,017.30	7.77	7.77	1.54
Class R3	1,000.00	1,000.00	1,018.10	1,018.00	7.06	7.06	1.40
Class R4	1,000.00	1,000.00	1,018.50	1,019.25	5.80	5.81	1.15
Class Z	1,000.00	1,000.00	1,020.00	1,019.75	5.30	5.30	1.05

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

4	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments

May 31, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%
Issuer	Shares	Value ($)

Consumer Discretionary 24.4%
Auto Components 1.4%

BorgWarner, Inc.(a)(b)	74,887	5,373,142

Gentex Corp.(a)	188,505	4,203,662

Total		9,576,804

Hotels, Restaurants & Leisure 2.7%

Chipotle Mexican Grill, Inc.(a)(b)	14,390	5,944,077

Panera Bread Co., Class A(b)	39,563	5,813,783

Starwood Hotels & Resorts Worldwide, Inc.	63,867	3,375,371

Wynn Resorts Ltd.	31,577	3,253,694

Total		18,386,925

Household Durables 0.6%

Toll Brothers, Inc.(a)(b)	159,546	4,352,415

Internet & Catalog Retail 1.3%

TripAdvisor, Inc.(b)	211,319	9,061,359

Leisure Equipment & Products 0.8%

Polaris Industries, Inc.	74,879	5,688,558

Media 3.2%

CBS Corp., Class B Non Voting	223,453	7,132,620

Discovery Communications, Inc., Class A(a)(b)	146,257	7,327,476

DISH Network Corp., Class A	136,541	3,828,610

Sirius XM Radio, Inc.(a)(b)	1,780,113	3,364,413

Total		21,653,119

Multiline Retail 3.6%

Dollar Tree, Inc.(b)	103,264	10,654,780

Family Dollar Stores, Inc.	60,166	4,076,246

Macy’s, Inc.	99,870	3,800,053

Nordstrom, Inc.	138,145	6,543,929

Total		25,075,008

Specialty Retail 8.3%

AutoZone, Inc.(b)	10,704	4,070,303

Bed Bath & Beyond, Inc.(a)(b)	116,098	8,388,080

Dick’s Sporting Goods, Inc.	130,538	6,070,017

GNC Holdings, Inc., Class A(a)	133,402	5,139,979

Limited Brands, Inc.(a)	133,140	5,906,090

O’Reilly Automotive, Inc.(a)(b)	82,526	7,905,165

Ross Stores, Inc.	82,760	5,232,915

TJX Companies, Inc.	89,599	3,804,374

Tractor Supply Co.	45,942	4,196,802

Ulta Salon Cosmetics & Fragrance, Inc.	67,397	6,023,270

Total		56,736,995

Common Stocks (continued)
Issuer	Shares	Value ($)

Textiles, Apparel & Luxury Goods 2.5%

lululemon athletica, Inc.(a)(b)	110,620	8,035,437

Michael Kors Holdings Ltd.(b)	109,776	4,322,979

Under Armour, Inc., Class A(a)(b)	45,905	4,624,010

Total		16,982,426

Total Consumer Discretionary		167,513,609

Consumer Staples 5.6%
Beverages 1.9%

Beam, Inc.	61,631	3,732,373

Coca-Cola Enterprises, Inc.	120,326	3,292,119

Monster Beverage Corp.(b)	84,489	6,133,902

Total		13,158,394

Food & Staples Retailing 1.0%

Whole Foods Market, Inc.(a)	77,341	6,853,186

Food Products 1.3%

HJ Heinz Co.(a)	85,347	4,530,219

Mead Johnson Nutrition Co.	56,052	4,525,638

Total		9,055,857

Personal Products 1.4%

Estee Lauder Companies, Inc. (The), Class A	77,353	4,188,665

Herbalife Ltd.(a)	117,697	5,271,649

Total		9,460,314

Total Consumer Staples		38,527,751

Energy 7.5%
Energy Equipment & Services 3.0%

Cameron International Corp.(b)	146,872	6,710,582

Ensco PLC, Class A	86,075	3,865,628

Oceaneering International, Inc.	72,320	3,342,630

Oil States International, Inc.(a)(b)	49,179	3,273,846

Superior Energy Services, Inc.(b)	158,912	3,438,856

Total		20,631,542

Oil, Gas & Consumable Fuels 4.5%

Cabot Oil & Gas Corp.(a)	165,036	5,370,271

Concho Resources, Inc.(b)	94,012	8,248,613

Continental Resources, Inc.(a)(b)	71,131	5,182,605

Denbury Resources, Inc.(b)	213,197	3,223,539

HollyFrontier Corp.	125,661	3,704,486

Peabody Energy Corp.	221,156	5,166,204

Total		30,895,718

Total Energy		51,527,260

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	5

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Financials 7.8%
Capital Markets 1.1%

Affiliated Managers Group, Inc.(b)	76,136	7,847,337

Commercial Banks 0.7%

Signature Bank(b)	72,417	4,447,128

Diversified Financial Services 1.5%

IntercontinentalExchange, Inc.(b)	28,524	3,492,764

Moody’s Corp.(a)	191,841	7,019,462

Total		10,512,226

Real Estate Investment Trusts (REITs) 3.4%

Digital Realty Trust, Inc.(a)	90,503	6,404,897

Home Properties, Inc.(a)	65,840	3,946,450

Plum Creek Timber Co., Inc.(a)	156,882	5,726,193

Rayonier, Inc.	160,498	6,896,599

Total		22,974,139

Real Estate Management & Development 0.5%

CBRE Group, Inc., Class A(b)	192,025	3,158,811

Thrifts & Mortgage Finance 0.6%

BankUnited, Inc.	177,574	4,188,971

Total Financials		53,128,612

Health Care 14.4%
Biotechnology 3.6%

Alexion Pharmaceuticals, Inc.(b)	104,020	9,421,091

Onyx Pharmaceuticals, Inc.(a)(b)	132,511	6,066,354

Regeneron Pharmaceuticals, Inc.(a)(b)	29,993	4,068,550

Vertex Pharmaceuticals, Inc.(b)	84,372	5,065,695

Total		24,621,690

Health Care Equipment & Supplies 3.8%

CR Bard, Inc.	39,788	3,866,996

Edwards Lifesciences Corp.(a)(b)	124,299	10,611,406

Intuitive Surgical, Inc.(b)	9,513	4,976,250

Varian Medical Systems, Inc.(a)(b)	115,066	6,749,771

Total		26,204,423

Health Care Providers & Services 2.2%

Brookdale Senior Living, Inc.(b)	396,989	6,546,349

Express Scripts Holding Co.(b)	65,904	3,439,530

HMS Holdings Corp.(b)	175,832	4,710,539

Total		14,696,418

Health Care Technology 1.1%

Cerner Corp.(a)(b)	54,098	4,217,480

SXC Health Solutions Corp.(b)	38,376	3,442,711

Total		7,660,191

Common Stocks (continued)
Issuer	Shares	Value ($)

Life Sciences Tools & Services 1.3%

Agilent Technologies, Inc.	138,543	5,633,158

Illumina, Inc.(a)(b)	77,808	3,350,413

Total		8,983,571

Pharmaceuticals 2.4%

Endo Health Solutions, Inc.(b)	201,679	6,558,601

Watson Pharmaceuticals, Inc.(b)	142,678	10,171,515

Total		16,730,116

Total Health Care		98,896,409

Industrials 12.7%
Air Freight & Logistics 1.2%

CH Robinson Worldwide, Inc.	77,558	4,518,529

Expeditors International of Washington, Inc.	90,085	3,445,751

Total		7,964,280

Airlines 0.7%

United Continental Holdings, Inc.(a)(b)	191,776	4,827,002

Commercial Services & Supplies 1.0%

Stericycle, Inc.(a)(b)	81,311	7,095,198

Construction & Engineering 0.6%

KBR, Inc.	148,338	3,778,169

Electrical Equipment 2.6%

AMETEK, Inc.	156,360	7,929,016

Regal-Beloit Corp.	63,312	3,817,080

Rockwell Automation, Inc.(a)	84,331	6,114,841

Total		17,860,937

Machinery 1.5%

Cummins, Inc.	53,507	$5,187,504

Joy Global, Inc.(a)	95,896	5,356,750

Total		10,544,254

Professional Services 1.8%

IHS, Inc., Class A(b)	48,499	4,800,916

Verisk Analytics, Inc., Class A(b)	156,026	7,473,645

Total		12,274,561

Road & Rail 2.0%

CSX Corp.	194,234	4,057,548

JB Hunt Transport Services, Inc.(a)	82,176	4,694,715

Kansas City Southern	78,768	5,197,113

Total		13,949,376

Trading Companies & Distributors 1.3%

United Rentals, Inc.(b)	106,417	3,676,708

WW Grainger, Inc.(a)	27,388	5,303,686

Total		8,980,394

Total Industrials		87,274,171

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Information Technology 18.0%
Communications Equipment 0.7%

F5 Networks, Inc.(b)	49,192	5,090,388

Computers & Peripherals 0.6%

NetApp, Inc.(b)	142,355	4,236,485

Electronic Equipment, Instruments & Components 0.7%

Trimble Navigation Ltd.(a)(b)	104,718	4,939,025

Internet Software & Services 2.3%

Akamai Technologies, Inc.(b)	124,560	3,654,590

Equinix, Inc.(b)	25,504	4,159,958

LinkedIn Corp., Class A(b)	40,339	3,876,578

Rackspace Hosting, Inc.(a)(b)	76,605	3,789,649

Total		15,480,775

IT Services 3.9%

Alliance Data Systems Corp.(a)(b)	69,809	8,795,934

Cognizant Technology Solutions Corp., Class A(b)	70,996	4,135,517

Teradata Corp.(b)	154,021	10,239,316

VeriFone Systems, Inc.(a)(b)	93,267	3,367,871

Total		26,538,638

Semiconductors & Semiconductor Equipment 2.7%

Avago Technologies Ltd.	165,391	5,474,442

KLA-Tencor Corp.	211,786	9,706,152

ON Semiconductor Corp.(b)	550,133	3,707,897

Total		18,888,491

Software 7.1%

Autodesk, Inc.(b)	108,103	3,461,458

Check Point Software Technologies Ltd.(a)(b)	78,367	4,015,525

Citrix Systems, Inc.(b)	111,310	8,134,535

Electronic Arts, Inc.(b)	338,876	4,615,491

Fortinet, Inc.(b)	306,433	6,511,701

Informatica Corp.(a)(b)	83,155	3,445,112

Intuit, Inc.	116,408	6,545,622

Red Hat, Inc.(b)	76,189	3,914,591

Salesforce.com, Inc.(a)(b)	26,490	3,672,044

TIBCO Software, Inc.(b)	159,643	4,270,450

Total		48,586,529

Total Information Technology		123,760,331

Materials 5.7%
Chemicals 3.2%

Albemarle Corp.	61,895	3,757,027

Celanese Corp., Class A	80,966	3,223,256

CF Industries Holdings, Inc.	63,731	10,895,452

Common Stocks (continued)
Issuer	Shares	Value ($)

Sherwin-Williams Co. (The)	33,535	4,347,477

Total		22,223,212

Containers & Packaging 0.7%

Rock-Tenn Co., Class A	85,228	4,396,912

Metals & Mining 1.2%

Cliffs Natural Resources, Inc.(a)	98,039	4,684,304

Royal Gold, Inc.(a)	52,819	3,572,677

Total		8,256,981

Paper & Forest Products 0.6%

International Paper Co.	143,240	4,182,608

Total Materials		39,059,713

Telecommunication Services 1.0%
Wireless Telecommunication Services 1.0%

Crown Castle International Corp.(b)	129,642	7,078,453

Total Telecommunication Services		7,078,453

Utilities 0.8%
Electric Utilities 0.8%

ITC Holdings Corp.(a)	73,690	5,080,925

Total Utilities		5,080,925

Total Common Stocks (Cost: $624,139,586)		671,847,234

Money Market Funds 2.7%	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.161%(c)(d)	18,756,964	18,756,964

Total Money Market Funds (Cost: $18,756,964)		18,756,964

Investments of Cash Collateral Received for Securities on Loan 24.0%
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Asset-Backed Commercial Paper 0.7%
Atlantis One
08/01/12	0.662%	4,983,317	4,983,317

Certificates of Deposit 9.8%
ABM AMRO Bank N.V.
06/21/12	0.400%	4,994,894	4,994,894

Australia and New Zealand Bank Group, Ltd.
08/16/12	0.620%	3,000,000	3,000,000

Bank of Nova Scotia
07/26/12	0.319%	5,000,000	5,000,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	7

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Barclays Bank PLC
07/18/12	0.280%	5,000,000	5,000,000

Hong Kong Shanghai Bank Corp., Ltd.
06/25/12	0.240%	5,000,000	5,000,000

Mizuho Corporate Bank Ltd.
06/01/12	0.370%	5,000,000	5,000,000

National Australia Bank
08/16/12	0.339%	5,000,000	5,000,000
10/29/12	0.298%	1,999,920	1,999,920

National Bank of Canada
11/09/12	0.299%	5,000,000	5,000,000

Norinchukin Bank
11/09/12	0.519%	4,000,000	4,000,000

Standard Chartered Bank PLC
10/05/12	0.630%	4,984,039	4,984,039

Sumitomo Mitsui Banking Corp.
06/04/12	0.375%	5,000,000	5,000,000

Sumitomo Trust & Banking Co., Ltd.
08/29/12	0.350%	2,000,000	2,000,000
11/01/12	0.479%	4,000,000	4,000,000

Svenska Handelsbanken
08/27/12	0.270%	3,000,039	3,000,039
08/30/12	0.580%	4,000,000	4,000,000

Total			66,978,892

Commercial Paper 3.6%
Caisse des Depots
08/31/12	0.360%	4,995,350	4,995,350
08/31/12	0.360%	1,998,160	1,998,160

Development Bank of Singapore Ltd.
07/27/12	0.561%	4,986,933	4,986,933

DnB NOR
08/30/12	0.489%	5,000,000	5,000,000

Mitsubishi UFJ Trust and Banking Corp.
09/04/12	0.441%	2,995,490	2,995,490

Skandinaviska Enskilda Banken AB
06/15/12	0.330%	4,997,250	4,997,250

Total			24,973,183

Repurchase Agreements 9.9%
Citibank NA
dated 05/31/12, matures 06/01/12, repurchase price
$5,000,029(e)	0.210%	5,000,000	5,000,000

Investments of Cash Collateral Received for Securities on Loan (continued)
Issuer	Effective Yield	Par ($)/ Principal ($)/ Shares	Value ($)

Citigroup Global Markets, Inc.(e)
dated 05/31/12, matures 06/01/12, repurchase price
$4,000,024	0.220%	4,000,000	4,000,000

repurchase price $5,000,031	0.220%	5,000,000	5,000,000

Deutsche Bank AG
dated 05/30/12, matures 06/06/12, repurchase price
$10,000,233(e)	0.140%	10,000,000	10,000,000

Mizuho Securities USA, Inc.
dated 05/31/12, matures 06/01/12, repurchase price
$5,000,035(e)	0.250%	5,000,000	5,000,000

Natixis Financial Products, Inc.
dated 05/31/12, matures 06/01/12, repurchase price
$10,000,067(e)	0.240%	10,000,000	10,000,000

Societe Generale
dated 05/31/12, matures 06/01/12, repurchase price
$20,000,117(e)	0.210%	20,000,000	20,000,000

UBS Securities LLC
dated 05/31/12, matures 06/01/12, repurchase price
$9,257,572(e)	0.210%	9,257,518	9,257,518

Total			68,257,518

Total Investments of Cash Collateral Received for Securities on Loan (Cost: $165,192,910)			165,192,910

Total Investments (Cost: $808,089,460)			855,797,108

Other Assets & Liabilities, Net			(168,726,003)

Net Assets			687,071,105

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Notes to Portfolio of Investments

(a)	At May 31, 2012, security was partially or fully on loan.

(b)	Non-income producing.

(c)	The rate shown is the seven-day current annualized yield at May 31, 2012.

(d)	Investments in affiliates during the period ended May 31, 2012:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	12,215,931	171,704,863	(165,163,830)	—	18,756,964	10,585	18,756,964

(e)	The table below represents securities received as collateral for repurchase agreements. This collateral is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the proper level of collateral.

Security Description	Value ($)
Citibank NA (0.210%)
Fannie Mae Pool	2,501,403

Fannie Mae REMICS	1,181,631

Ginnie Mae I Pool	1,416,966

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	20,107

Fannie Mae REMICS	1,583,444

Fannie Mae-Aces	32,846

Freddie Mac Reference REMIC	8,829

Freddie Mac REMICS	2,014,877

Government National Mortgage Association	419,897

Total market value of collateral securities	4,080,000

Security Description	Value ($)
Citigroup Global Markets, Inc. (0.220%)
Fannie Mae Benchmark REMIC	25,133

Fannie Mae REMICS	1,979,305

Fannie Mae-Aces	41,059

Freddie Mac Reference REMIC	11,036

Freddie Mac REMICS	2,518,595

Government National Mortgage Association	524,872

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Deutsche Bank AG (0.140%)
United States Treasury Bill	720,579

United States Treasury Note/Bond	1,272,596

United States Treasury Strip Coupon	8,206,828

Total market value of collateral securities	10,200,003

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	9

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Notes to Portfolio of Investments (continued)

Security Description	Value ($)
Mizuho Securities USA, Inc. (0.250%)
Fannie Mae Grantor Trust	151,844

Fannie Mae Pool	11,733

Fannie Mae REMICS	2,570,190

Fannie Mae Whole Loan	177,263

FHLMC Structured Pass Through Securities	80,953

Freddie Mac Non Gold Pool	354,619

Freddie Mac REMICS	337,081

Ginnie Mae II Pool	1,416,317

Total market value of collateral securities	5,100,000

Security Description	Value ($)
Natixis Financial Products, Inc. (0.240%)
Fannie Mae Pool	844,497

Fannie Mae REMICS	2,720,294

Fannie Mae-Aces	33,000

Freddie Mac Gold Pool	1,146,583

Freddie Mac REMICS	2,240,132

Government National Mortgage Association	2,231,988

United States Treasury Note/Bond	983,575

Total market value of collateral securities	10,200,069

Security Description	Value ($)
Societe Generale (0.210%)
Fannie Mae Pool	11,231,513

Freddie Mac Gold Pool	9,168,487

Total market value of collateral securities	20,400,000

Security Description	Value ($)
UBS Securities LLC (0.210%)
Ginnie Mae I Pool	5,783,657

Ginnie Mae II Pool	3,659,011

Total market value of collateral securities	9,442,668

Abbreviation Legend

REMIC(S)	Real Estate Mortgage Investment Conduit(s)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Portfolio of Investments (continued)

May 31, 2012 (Unaudited)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2012:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	167,513,609	—	—	167,513,609

Consumer Staples	38,527,751	—	—	38,527,751

Energy	51,527,260	—	—	51,527,260

Financials	53,128,612	—	—	53,128,612

Health Care	98,896,409	—	—	98,896,409

Industrials	87,274,171	—	—	87,274,171

Information Technology	123,760,331	—	—	123,760,331

Materials	39,059,713	—	—	39,059,713

Telecommunication Services	7,078,453	—	—	7,078,453

Utilities	5,080,925	—	—	5,080,925

Total Equity Securities	671,847,234	—	—	671,847,234

Other

Money Market Funds	18,756,964	—	—	18,756,964

Investments of Cash Collateral Received for Securities on Loan	—	165,192,910	—	165,192,910

Total Other	18,756,964	165,192,910	—	183,949,874

Total	690,604,198	165,192,910	—	855,797,108

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	11

Columbia Mid Cap Growth Opportunity Fund

Statement of Assets and Liabilities

May 31, 2012 (Unaudited)

Assets

Investments, at value*

Unaffiliated issuers (identified cost $624,139,586)	$671,847,234

Affiliated issuers (identified cost $18,756,964)	18,756,964

Investment of cash collateral received for securities on loan

Short-term securities (identified cost $96,935,392)	96,935,392

Repurchase agreements (identified cost $68,257,518)	68,257,518

Total investments (identified cost $808,089,460)	855,797,108

Receivable for:

Investments sold	11,665,511

Capital shares sold	33,215

Dividends	527,333

Interest	134,141

Reclaims	35,478

Expense reimbursement due from Investment Manager	875

Other assets	10

Total assets	868,193,671

Liabilities

Due upon return of securities on loan	165,192,910

Payable for:

Investments purchased	14,111,774

Capital shares purchased	755,060

Investment management fees	14,164

Distribution fees	5,397

Transfer agent fees	79,346

Administration fees	1,111

Plan administration fees	1,209

Compensation of board members	45,076

Other expenses	30,479

Other liabilities	886,040

Total liabilities	181,122,566

Net assets applicable to outstanding capital stock	$687,071,105

Represented by

Paid-in capital	$731,147,373

Excess of distributions over net investment income	(1,502,609)

Accumulated net realized loss	(90,284,907)

Unrealized appreciation (depreciation) on:

Investments	47,707,648

Foreign currency translations	3,600

Total — representing net assets applicable to outstanding capital stock	$687,071,105

* Value of securities on loan	$160,171,396

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Statement of Assets and Liabilities (continued)

May 31, 2012 (Unaudited)

Class A

Net assets	$644,671,421

Shares outstanding	67,189,276

Net asset value per share	$9.59

Maximum offering price per share(a)	$10.18

Class B

Net assets	$25,552,188

Shares outstanding	3,300,924

Net asset value per share	$7.74

Class C

Net assets	$8,877,563

Shares outstanding	1,145,663

Net asset value per share	$7.75

Class I

Net assets	$10,502

Shares outstanding	1,024

Net asset value per share	$10.26

Class R

Net assets	$53,354

Shares outstanding	5,593

Net asset value per share	$9.54

Class R3

Net assets	$28,040

Shares outstanding	2,927

Net asset value per share	$9.58

Class R4

Net assets	$4,982,383

Shares outstanding	501,054

Net asset value per share	$9.94

Class Z

Net assets	$2,895,654

Shares outstanding	283,270

Net asset value per share	$10.22

(a)	The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	13

Columbia Mid Cap Growth Opportunity Fund

Statement of Operations

Six Months Ended May 31, 2012 (Unaudited)

Net investment income
Income:
Dividends	$3,157,926
Dividends from affiliates	10,585
Income from securities lending — net	337,151
Foreign taxes withheld	(2,391)

Total income	3,503,271

Expenses:
Investment management fees	2,788,235
Distribution fees
Class A	878,616
Class B	140,240
Class C	48,042
Class R	167
Class R3	36
Transfer agent fees
Class A	848,998
Class B	36,048
Class C	11,698
Class R	79
Class R3	7
Class R4	1,209
Class Z	3,029
Administration fees	218,328
Plan administration fees
Class R3	36
Class R4	6,388
Compensation of board members	13,862
Custodian fees	5,295
Printing and postage fees	62,849
Registration fees	58,993
Professional fees	19,319
Other	26,031

Total expenses	5,167,505
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(195,333)

Total net expenses	4,972,172

Net investment loss	(1,468,901)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(91,149)

Net realized loss	(91,149)
Net change in unrealized appreciation (depreciation) on:
Investments	17,640,972
Foreign currency translations	(2,243)

Net change in unrealized appreciation	17,638,729

Net realized and unrealized gain	17,547,580

Net increase in net assets resulting from operations	$16,078,679

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended May 31, 2012 (Unaudited)	Year Ended November 30, 2011
Operations

Net investment loss	$(1,468,901)	$(4,818,229)

Net realized gain (loss)	(91,149)	58,168,855

Net change in unrealized appreciation (depreciation)	17,638,729	(82,023,559)

Net increase (decrease) in net assets resulting from operations	16,078,679	(28,672,933)

Distributions to shareholders:

Net realized gains

Class A	(28,615,177)	(3,309,643)

Class B	(1,393,949)	(259,064)

Class C	(473,879)	(57,550)

Class I	(416)	(649,224)

Class R	(2,723)	(264)

Class R3	(1,101)	(107)

Class R4	(192,546)	(19,946)

Class Z	(50,488)	(10)

Total distributions to shareholders	(30,730,279)	(4,295,808)

Decrease in net assets from share transactions	(44,420,019)	(327,272,805)

Total decrease in net assets	(59,071,619)	(360,241,546)

Net assets at beginning of period	746,142,724	1,106,384,270

Net assets at end of period	$687,071,105	$746,142,724

Excess of distributions over net investment income	$(1,502,609)	$(33,708)

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	15

Columbia Mid Cap Growth Opportunity Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended May 31, 2012 (Unaudited)		Year Ended November 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions(a)	898,337	8,990,675	5,047,392	57,117,487

Distributions reinvested	3,003,189	27,359,054	279,812	3,161,876

Redemptions	(8,102,376)	(80,778,630)	(15,266,113)	(165,787,445)

Net decrease	(4,200,850)	(44,428,901)	(9,938,909)	(105,508,082)

Class B shares

Subscriptions	21,525	177,289	145,574	1,369,698

Distributions reinvested	185,724	1,370,642	27,336	254,500

Redemptions(a)	(378,387)	(3,065,483)	(3,063,100)	(28,653,342)

Net decrease	(171,138)	(1,517,552)	(2,890,190)	(27,029,144)

Class C shares

Subscriptions	72,855	595,010	213,933	1,957,618

Distributions reinvested	56,146	414,359	5,198	48,443

Redemptions	(160,782)	(1,305,072)	(460,114)	(4,039,314)

Net decrease	(31,781)	(295,703)	(240,983)	(2,033,253)

Class I shares

Subscriptions	—	—	474,450	5,809,808

Distributions reinvested	—	—	54,279	649,182

Redemptions	—	—	(16,350,016)	(200,872,625)

Net (decrease)	—	—	(15,821,287)	(194,413,635)

Class R shares

Subscriptions	130	1,294	1,312	15,303

Distributions reinvested	268	2,429	21	234

Redemptions	(1,485)	(15,491)	(1,064)	(12,543)

Net increase (decrease)	(1,087)	(11,768)	269	2,994

Class R3 shares

Subscriptions	188	1,859	435	4,632

Distributions reinvested	88	805	7	77

Redemptions	(202)	(1,931)	(184)	(2,091)

Net increase	74	733	258	2,618

Class R4 shares

Subscriptions	42,089	442,925	150,089	1,760,138

Distributions reinvested	20,369	192,289	1,707	19,920

Redemptions	(39,110)	(400,430)	(154,989)	(1,773,134)

Net increase (decrease)	23,348	234,784	(3,193)	6,924

Class Z shares

Subscriptions	207,506	2,103,826	216,168	2,687,111

Distributions reinvested	3,608	34,957	—	—

Redemptions	(49,499)	(540,395)	(94,754)	(988,338)

Net increase	161,615	1,598,388	121,414	1,698,773

Total net decrease	(4,219,819)	(44,420,019)	(28,772,621)	(327,272,805)

(a)	Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Six Months Ended May 31, 2012	Year Ended November 30,
Class A	(Unaudited)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$9.84	$10.54	$8.58	$5.24	$12.32	$14.40

Income from investment operations:

Net investment loss	(0.02)	(0.05)	(0.04)	(0.03)	(0.02)	(0.05)

Net realized and unrealized gain (loss)	0.18	(0.61)	2.00	3.37	(4.93)	1.62

Total from investment operations	0.16	(0.66)	1.96	3.34	(4.95)	1.57

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Total distributions to shareholders	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Net asset value, end of period	$9.59	$9.84	$10.54	$8.58	$5.24	$12.32

Total return	1.81%	(6.30%)	22.84%	63.74%	(48.26%)	14.40%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.35%(b)	1.28%	1.28%	1.40%	1.16%	1.08%

Net expenses after fees waived or expenses reimbursed(c)	1.29%(b)	1.25%(d)	1.27%	1.40%	1.16%	1.08%

Net investment loss	(0.36%)(b)	(0.46%) (d)	(0.45%)	(0.42%)	(0.05%)	(0.40%)

Supplemental data

Net assets, end of period (in thousands)	$644,671	$702,477	$857,026	$553,923	$348,890	$851,757

Portfolio turnover	64%	157%	96%	126%	76%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	17

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,
Class B	(Unaudited)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.05	$8.69	$7.13	$4.39	$10.74	$13.10

Income from investment operations:

Net investment loss	(0.04)	(0.12)	(0.10)	(0.07)	(0.02)	(0.12)

Net realized and unrealized gain (loss)	0.14	(0.48)	1.66	2.81	(4.20)	1.41

Total from investment operations	0.10	(0.60)	1.56	2.74	(4.22)	1.29

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Total distributions to shareholders	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Net asset value, end of period	$7.74	$8.05	$8.69	$7.13	$4.39	$10.74

Total return	1.44%	(6.96%)	21.88%	62.41%	(48.64%)	13.46%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.11%(b)	2.03%	2.05%	2.18%	1.92%	1.84%

Net expenses after fees waived or expenses reimbursed(c)	2.04%(b)	2.00%(d)	2.04%	2.18%	1.92%	1.84%

Net investment loss	(1.11%)(b)	(1.26%)(d)	(1.21%)	(1.19%)	(0.81%)	(1.15%)

Supplemental data

Net assets, end of period (in thousands)	$25,552	$27,945	$55,303	$50,254	$44,293	$136,717

Portfolio turnover	64%	157%	96%	126%	76%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,
Class C	(Unaudited)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$8.06	$8.70	$7.14	$4.39	$10.74	$13.10

Income from investment operations:

Net investment loss	(0.04)	(0.11)	(0.09)	(0.07)	(0.02)	(0.11)

Net realized and unrealized gain (loss)	0.14	(0.49)	1.65	2.82	(4.20)	1.40

Total from investment operations	0.10	(0.60)	1.56	2.75	(4.22)	1.29

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Total distributions to shareholders	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Net asset value, end of period	$7.75	$8.06	$8.70	$7.14	$4.39	$10.74

Total return	1.45%	(6.95%)	21.85%	62.64%	(48.63%)	13.46%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	2.10%(b)	2.03%	2.03%	2.15%	1.92%	1.84%

Net expenses after fees waived or expenses reimbursed(c)	2.04%(b)	2.01%(d)	2.03%	2.15%	1.92%	1.84%

Net investment loss	(1.11%)(b)	(1.22%)(d)	(1.20%)	(1.20%)	(0.81%)	(1.03%)

Supplemental data

Net assets, end of period (in thousands)	$8,878	$9,486	$12,340	$7,875	$2,597	$6,699

Portfolio turnover	64%	157%	96%	126%	76%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	19

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012		Year Ended November 30,
Class I	(Unaudited)		2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$10.46		$11.15	$9.03	$5.49	$12.75	$14.73

Income from investment operations:

Net investment income (loss)	0.01		(0.02)	0.00(a)	0.01	0.08	(0.03)

Net realized and unrealized gain (loss)	0.20		(0.63)	2.12	3.53	(5.21)	1.70

Total from investment operations	0.21		(0.65)	2.12	3.54	(5.13)	1.67

Less distributions to shareholders:

Net realized gains	(0.41)		(0.04)	—	—	(2.13)	(3.65)

Total distributions to shareholders	(0.41)		(0.04)	—	—	(2.13)	(3.65)

Net asset value, end of period	$10.26		$10.46	$11.15	$9.03	$5.49	$12.75

Total return	2.19%		(5.87%)	23.48%	64.48%	(48.00%)	14.86%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	0.84%	(c)	0.77%	0.78%	0.89%	0.71%	0.67%

Net expenses after fees waived or expenses reimbursed(d)	0.84%	(c)	0.77%	0.78%	0.89%	0.71%	0.67%

Net investment income (loss)	0.10%	(c)	(0.14%)	0.01%	0.10%	0.39%	(0.24%)

Supplemental data

Net assets, end of period (in thousands)	$11		$11	$176,386	$71,139	$53,383	$53,521

Portfolio turnover	64%		157%	96%	126%	76%	87%

Notes to Financial Highlights

(a)	Rounds to less than $0.01.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,
Class R	(Unaudited)	2011	2010(a)
Per share data

Net asset value, beginning of period	$9.80	$10.52	$9.78

Income from investment operations:

Net investment loss	(0.03)	(0.08)	(0.05)

Net realized and unrealized gain (loss)	0.18	(0.60)	0.79

Total from investment operations	0.15	(0.68)	0.74

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—

Total distributions to shareholders	(0.41)	(0.04)	—

Net asset value, end of period	$9.54	$9.80	$10.52

Total return	1.71%	(6.51%)	7.57%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.59%(c)	1.54%	1.53%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.54%(c)	1.51%(e)	1.53%(c)

Net investment loss	(0.62%)(c)	(0.70%)(e)	(0.80%)(c)

Supplemental data

Net assets, end of period (in thousands)	$53	$65	$67

Portfolio turnover	64%	157%	96%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to November 30, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	21

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,
Class R3	(Unaudited)	2011	2010(a)
Per share data

Net asset value, beginning of period	$9.83	$10.53	$9.78

Income from investment operations:

Net investment loss	(0.02)	(0.06)	(0.04)

Net realized and unrealized gain (loss)	0.18	(0.60)	0.79

Total from investment operations	0.16	(0.66)	0.75

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—

Total distributions to shareholders	(0.41)	(0.04)	—

Net asset value, end of period	$9.58	$9.83	$10.53

Total return	1.81%	(6.31%)	7.67%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.41%(c)	1.34%	1.31%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.40%(c)	1.34%	1.31%(c)

Net investment loss	(0.46%)(c)	(0.53%)	(0.58%)(c)

Supplemental data

Net assets, end of period (in thousands)	$28	$28	$27

Portfolio turnover	64%	157%	96%

Notes to Financial Highlights

(a)	For the period from March 15, 2010 (commencement of operations) to November 30, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,
Class R4	(Unaudited)	2011	2010	2009	2008	2007
Per share data

Net asset value, beginning of period	$10.18	$10.88	$8.84	$5.39	$12.58	$14.61

Income from investment operations:

Net investment income (loss)	(0.01)	(0.03)	(0.03)	(0.01)	0.07	(0.03)

Net realized and unrealized gain (loss)	0.18	(0.63)	2.07	3.46	(5.13)	1.65

Total from investment operations	0.17	(0.66)	2.04	3.45	(5.06)	1.62

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Total distributions to shareholders	(0.41)	(0.04)	—	—	(2.13)	(3.65)

Net asset value, end of period	$9.94	$10.18	$10.88	$8.84	$5.39	$12.58

Total return	1.85%	(6.10%)	23.08%	64.01%	(48.11%)	14.56%

Ratios to average net assets(a)

Expenses prior to fees waived or expenses reimbursed	1.15%(b)	1.09%	1.10%	1.19%	1.00%	0.94%

Net expenses after fees waived or expenses reimbursed(c)	1.15%(b)	1.09%	1.10%	1.15%	0.93%	0.92%

Net investment income (loss)	(0.21%)(b)	(0.30%)	(0.26%)	(0.17%)	0.18%	(0.25%)

Supplemental data

Net assets, end of period (in thousands)	$4,982	$4,861	$5,232	$4,055	$2,611	$7,258

Portfolio turnover	64%	157%	96%	126%	76%	87%

Notes to Financial Highlights

(a)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)	Annualized.

(c)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2012	23

Columbia Mid Cap Growth Opportunity Fund

Financial Highlights (continued)

	Six Months Ended May 31, 2012	Year Ended November 30,
Class Z	(Unaudited)	2011	2010(a)
Per share data

Net asset value, beginning of period	$10.44	$11.15	$10.39

Income from investment operations:

Net investment income (loss)	(0.01)	(0.01)	(0.01)

Net realized and unrealized gain (loss)	0.20	(0.66)	0.77

Total from investment operations	0.19	(0.67)	0.76

Less distributions to shareholders:

Net realized gains	(0.41)	(0.04)	—

Total distributions to shareholders	(0.41)	(0.04)	—

Net asset value, end of period	$10.22	$10.44	$11.15

Total return	2.00%	(6.05%)	7.31%

Ratios to average net assets(b)

Expenses prior to fees waived or expenses reimbursed	1.08%(c)	1.08%	0.95%(c)

Net expenses after fees waived or expenses reimbursed(d)	1.05%(c)	1.05%(e)	0.94%(c)

Net investment income (loss)	(0.16%)(c)	(0.07%)(e)	(0.41%)(c)

Supplemental data

Net assets, end of period (in thousands)	$2,896	$1,270	$3

Portfolio turnover	64%	157%	96%

Notes to Financial Highlights

(a)	For the period from September 27, 2010 (commencement of operations) to November 30, 2010.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

24	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements

May 31, 2012 (Unaudited)

Note 1. Organization

Columbia Mid Cap Growth Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R3 shares are not subject to sales charges; however, this share class is closed to new investors.

Class R4 shares are not subject to sales charges; however, this share class is closed to new investors.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s Class Z prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair

Semiannual Report 2012	25

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund’s management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are

26	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is the convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.76% to 0.62% as the Fund’s net assets increase. The annualized effective management fee rate for the six months ended May 31, 2012 was 0.75% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective

Semiannual Report 2012	27

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

administration fee rate for the six months ended May 31, 2012 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended May 31, 2012, other expenses paid to this company were $2,329.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R3 and Class R4 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the six months ended May 31, 2012, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.24%
Class B	0.26
Class C	0.24
Class R	0.24
Class R3	0.05
Class R4	0.05
Class Z	0.23

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the six months ended May 31, 2012, no minimum account balance fees were charged by the Fund.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,485,000 and $104,000 for Class B and Class C shares, respectively. These amounts are based on the

28	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

most recent information available as of March 31, 2012, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $145,836 for Class A, $7,467 for Class B and $220 for Class C shares for the six months ended May 31, 2012.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective February 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.30%
Class B	2.05
Class C	2.05
Class I	0.87
Class R	1.55
Class R3	1.42
Class R4	1.17
Class Z	1.05

Prior to February 1, 2012, the Investment Manager and its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of the class’ average daily net assets:

Class A	1.28%
Class B	2.03
Class C	2.03
Class I	0.84
Class R	1.53
Class R3	1.39
Class R4	1.14
Class Z	1.03

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At May 31, 2012, the cost of investments for federal income tax purposes was approximately $808,089,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$74,656,000
Unrealized depreciation	(26,948,000)
Net unrealized appreciation	$47,708,000

The following capital loss carryforward, determined as of November 30, 2011 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	(53,461,519)
2017	(31,438,422)
Total	(84,899,941)

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $467,425,741 and $549,124,889, respectively, for the six months ended May 31, 2012.

Semiannual Report 2012	29

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

Note 6. Lending of Portfolio Securities

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is requested to be delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the six months ended May 31, 2012 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

At May 31, 2012, securities valued at $160,171,396 were on loan, secured by cash collateral of $165,192,910 (which does not reflect calls for collateral made to borrowers by JPMorgan at period end) that is partially or fully invested in short-term securities or other cash equivalents.

Note 7. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Pursuant to a December 13, 2011 amendment to the credit facility agreement, interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

Prior to December 13, 2011, interest was charged to each participating fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

The Fund had no borrowings during the six months ended May 31, 2012.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements

30	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Notes to Financial Statements (continued)

May 31, 2012 (Unaudited)

with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2012	31

Columbia Mid Cap Growth Opportunity Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mid Cap Growth Opportunity Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and all funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2012, including reports based on analyses of data provided by an independent organization and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund’s expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 10-12, 2012 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Funds’ operations and the successful completion of various integration initiatives and the consolidation of dozens of Funds. The Independent Trustees noted the information they received concerning Columbia Management’s ability to retain key portfolio management personnel. In that connection, the Independent Trustees took into account their meetings with Columbia Management’s Chief Investment Officer (the CIO) and considered the CIO’s successful execution of additional risk and portfolio management oversight applied to the Funds. The Independent Trustees also assessed Columbia Management’s significant investment in upgrading technology (such as an equity trading system) and considered management’s commitments to enhance existing resources in this area.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance reflected the interrelationship of market

32	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Approval of Investment Management Services Agreement (continued)

conditions with the particular investment strategies employed by the portfolio management team. The Board observed that the relatively recent portfolio management changes were intended to help improve the Fund’s performance.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Management and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual fees.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is at, or below, the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2011 profitability, while slightly lower than 2010, was generally in line with the reported profitability of other asset management firms. The Board also considered the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 12, 2012, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

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Columbia Mid Cap Growth Opportunity Fund

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Columbia Mid Cap Growth Opportunity Fund

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36	Semiannual Report 2012

Columbia Mid Cap Growth Opportunity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2012	37

Columbia Mid Cap Growth Opportunity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, go to columbiamanagement.com. The fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

S-6435 AE (7/12)

Item 2.	Code of Ethics. Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.

(a)	The registrant’s “Schedule 1 – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semi annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	July 23, 2012

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	July 23, 2012